united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
Johnson Equity Income Fund
Johnson Opportunity Fund
Johnson International Fund
Johnson Fixed Income Fund
Johnson Municipal Income Fund
June 30, 2019 (Unaudited)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Letter from the Fund President:	July 2019

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2019 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2019 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Stocks Volatile but Strong amid Slowing Economy, Trade Dispute
An up-and-down second quarter resulted in further stock-market gains, capping off the best first half for the S&P 500 Index since 1997. The market volatility that began last October continued in the first half of 2019. Stocks plunged nearly 20% in late 2018 on fears of rising interest rates, trade uncertainty, and Chinese economic worries. The S&P 500 bounced back in a big way in the first quarter, gaining 13% as the Fed tempered expectations for rate increases and trade tensions seemed to ease.
In April, the S&P 500 reclaimed the October 2018 highs as earnings surpassed lowered expectations and it appeared the U.S. and China were making progress on trade talks. Then in May, leaders from both sides turned up the heat on each other. President Trump simultaneously threatened tariffs on Mexico and threatened to dramatically increase tariffs on China, sending markets down sharply. In June, the Fed signaled its willingness not only to abandon plans for interest rate hikes, but to cut rates if economic conditions deteriorate. This boosted stocks, and the S&P gained 7% in June alone. Tech stocks were the most volatile in the first half but ultimately finished first among the sectors, followed by consumer discretionary, industrials, and real estate. Health care, telecom, energy, and utilities lagged significantly but still gained nicely.
Interest Rates Fall, Bond Prices Rise, Sending Different Signals than Stocks
The bond market seemed to be signaling rising economic risk even as stocks flirted with record highs. Bond yields fell around the world and in the U.S. as the global economy showed signs of slowing, and as central banks telegraphed the prospect of further interest-rate cuts. The yield on the 10-year U.S. Treasury note fell a half percent from 2.5% in March to 2.0% in June. Bond yields in most developed economies are even lower, with some in or approaching negative territory. This led to solid gains for bond investors in the first half. The Barclays Aggregate Bond Index gained more than 6%.
Meanwhile, the yield curve has remained flattish or even inverted at some points, which is historically an indicator of further economic weakness to come. Typically, the bond market has been a more reliable indicator of future economic performance than stocks.
Economy Softening; Recession Risk Rising but Still Relatively Low
The Fed and the bond market have reacted to risks from the trade dispute. In addition, each has reacted to signs of slowing growth abroad and early signals of slowing in the U.S. Economic data that typically provide early signals of future activity have been slowing since last September, suggesting a possible (but not certain) growth slowdown ahead. The U.S. expansion is now in its 121st month, the longest on record and more than twice as long as the average since World War II. However, this expansion has been weaker than most economic expansions.
This isn’t the first time the economy has seemed to be cooling off during the current expansion. Similar slowdowns occurred in 2012 and 2016. There are still many indications the economy is healthy and growing. For example, small business optimism is strong and consumer confidence is high. And while the yield curve has been flattening, there are numerous recession indicators that are not flashing red (or yellow).
The future of this expansion is likely to hinge mostly on the impact from the trade negotiations with China. So far, the tariffs imposed have damaged sentiment as much or more as actual trade activity. The latest rounds of tariffs will be a more direct hit to consumer goods, which could lead to a more painful outcome than those imposed thus far. This points to the significance of the negotiations ahead. The long-term impact of trade policy is hotly debated, but it seems clear that the short-term impact of additional tariffs could be a major roadblock to a continuation of the current expansion.

Letter from the Fund President:	July 2019

Earnings Growth Down after Strong 2018
Corporate earnings received a boost from the tax reform that took effect in 2018, and this is a headwind to further earnings growth in 2019. Earnings grew by more than 20% in 2018, but this year are forecasted to be negative in the second and third quarters, with a slight bump in the fourth quarter. However, any forecasts should be taken with a healthy amount of skepticism given the enormous uncertainty of the outlook for trade policy. If the trade war intensifies, it is likely to further hinder earnings growth, increasing the risk of an earnings recession.
Fed Likely to Cut Interest Rates
The Fed has pivoted quickly from a hawkish stance in late 2018 to a more dovish posture today. As recently as last fall, the Fed was telegraphing rate hikes in order to fight rising inflation. Then the stock market sold off and economic growth and inflation seemed to be cooling as the trade dispute heated up. By January, the Fed had shifted its language to a more “patient” approach, and by June it was signaling potential rate cuts.
The Fed cut rates at their most recent meeting in July and additional cuts are likely. Fed Chairman Powell has directly acknowledged the impact of the trade negotiations on the Fed’s outlook, and indicated the Fed is ready to respond accordingly if trade disputes lead to further economic weakness.
The rate cut in July is being termed an “insurance” cut, because it was done in an effort to cushion the impact of increased tariffs as opposed to overwhelming tangible evidence of economic slowdown. Low inflation is another reason the Fed is able to cut rates, because it provides more flexibility to cut without risking overheating the economy.
When Uncertainty Abounds, Discipline is Key
By definition, the future is always full of uncertainty. Investing is a constant exercise in decision-making in the midst of it. There are times when it seems there are more questions than ever, and during such periods it is crucial to stick to a disciplined, consistent strategy.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2019 UNAUDITED

For the period through June 30, 2019, the Johnson Equity Income Fund gained 21.17%. The Fund outperformed the S&P 500 Index return of 18.54%.
Stock selection attributed for all of the outperformance as sector allocation had a negative effect. A significant underweight in the strong performing Information Technology and Consumer Discretion sectors contributed to the negative contribution from relative sector allocations, partially offset by a modest overweight in the Industrials sector, which was one of the strongest performers. The positive impact from stock selection was broad-based with particularly large positive contributions coming from the Industrials, Health Care, and Financials sectors. Notable strong performing stocks in the first half of the year included Danaher and Zoetis in the Health Care sector, S&P Global and American Express in Financials, and Carlisle Companies, Hubbell, and Waste Management in Industrials. Noteworthy strong performers from other sectors included MasterCard, Walt Disney, and Hershey, all gaining over 25% in the first half of the year.
Market dynamics in the first half of the year provided tailwinds to the Fund’s relative performance as the market, after a volatile end to 2018, gravitated toward higher quality companies with more defensive growth characteristics. The stocks of companies in more economically sensitive, cyclical industries tended to not perform as well, as concerns about slowing economic growth resulted in downward revisions to earnings growth for the broader market. Finding new stocks at attractive valuations with the quality characteristics consistent with the Fund’s investment objective has become difficult again, resulting in a higher-than-normal level of cash of approximately five percent. The Fund has also been positioned, from a cash standpoint, to take advantage of any potential market volatility in the months to come.
During the first half of the year, new additions to the portfolio included utility NextEra Energy, Federal Realty Investment Trust in the REIT sector, Walt Disney Company, and Alcon in Health Care. The new additions are from various sectors of the economy, but if there was a theme across these purchases it would be that these businesses have historically demonstrated less cyclicality through various stages of the economic cycle and should provide defensive characteristics to the portfolio in a difficult economic or market environment. The Fund sold its positions in Starbucks, Oracle, Union Pacific, AT&T, Hasbro, and Hershey. All of these sales were the result of strong performance resulting in the stocks exceeding our estimates of fair valuation.

$10,000 Initial Investment
Since June 30, 2009
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Equity Income Fund
S&P 500 Index

Average Annual Total Returns	as of June 30, 2019
	Equity Income Fund	S&P 500 Index
Six Months	21.17%	18.54%
One Year	17.55%	10.42%
Three Years	16.03%	14.19%
Five Years	9.20%	10.71%
Ten Years	13.24%	14.70%

Holdings by Industry Sectors
(as a percentage of total net assets)

Utilities, 3.9%
Real Estate, 3.8%
Communication Services, 7.7%
Money Market, net of other assets and liabilities, 6.0%
Consumer Discretionary, 4.7%
Materials, 2.7%
Consumer Staples, 7.6%
Information Technology, 13.5%
Energy, 5.6%
Industrials, 11.4%
Financial Services, 17.1%
Health Care, 16.0%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Opportunity Fund	Performance Review – June 30, 2019 Unaudited

The Johnson Opportunity Fund had a net total return of 19.00% for the six months of 2019, slightly trailing the Russell 2500 Index’s 19.25% return.
Small and Mid-cap stocks recovered from the losses of 2018 with a 2019 first half that was the strongest since 1991. With U.S. monetary policy shifting to a more accommodative stance and with steeper escalation of tariffs with China avoided thus far, investors became more optimistic about interest rates staying low and global growth continuing. Management fees and the Fund’s composition accounted for the Fund’s net return slipping slightly below the benchmark.
The Fund’s positive security selection more than offset a slightly negative sector positioning. There was a lot of diversity among the Fund’s best contributors, with seven different sectors represented in the top ten. Top performers included companies such as Veeva Systems and Catalent, which have been posting strong relative earnings growth. Also, quality cyclical stocks, including World Fuel Services, Lithia Motors, and American Woodmark, bounced back meaningfully from a poor 2018 as market sentiment improved their valuation. The Fund’s worst performing stocks, Inogen and Cooper-Standard Holdings, were adversely impacted by negative earnings estimate revisions.
Growth continued its streak of outperformance with the Russell 2500 Growth Index rising 23.9%, much stronger than the Russell 2500 Value Index’s 15.3% return. Technology, which has been the sector leader this cycle, was the top performing sector in the first half of the year. The Fund’s underweight positioning in Technology was a negative factor in relative returns.
In contrast to last year, market gains in 2019 have been driven by price/earnings multiple expansion, not earnings growth. In fact, earnings growth for the first half of the 2019 is likely to be negative according to current expectations. The market is now priced as if the lack of earnings growth in the first half is a temporary lull, and that growth will resume in the second half. The economy always plays a large role in earnings growth and recession risks have risen, but we are not yet seeing enough compelling data to deliberately move the portfolio more defensively.
We continue to place our confidence in the companies that show more consistent earnings with a track record of doing well through cycles. Throughout the first half we remained vigilant to valuation risk, trimming weight in some of the Fund’s more expensive holdings. In addition, we sold a few cyclical holdings with higher financial leverage in acknowledgement that debt would become a problem if cash flow growth slows unexpectedly. Ultimately, we expect such valuation and quality considerations to be rewarded.
Average Annual Total Returns	as of June 30, 2019
	Opportunity Fund	Russell 2500 Index
Six Months	19.00%	19.25%
One Year	0.00%	1.77%
Three Year	10.61%	12.34%
Five Years	6.69%	7.66%
Ten Years	13.43%	14.44%

Holdings by Industry Sectors
(as a percentage of total net assets)

Energy, 3.9%
Financial Services, 18.1%
Consumer Staples, 2.7%
Health Care, 11.2%
Consumer Discretionary, 11.5%
Money Market, net of other assets and liabilities, 2.8%
Industrials, 15.6%
Real Estate, 11.1%
Utilities, 3.4%
Information Technologies, 12.8%
Materials, 6.9%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson International Fund	Performance Review – June 30, 2019 Unaudited

The Johnson International Fund had a total net return of 12.52% through the first six months of 2019, underperforming the MSCI ACWI ex-US Index’s 13.60% return. Management fees and the Fund’s composition accounted for the Fund’s net return falling below the benchmark. Security selection effect and a slight overweight to international developed markets were favorable influences on relative performance; sector positioning was a slight negative.
International stocks have continued to underperform U.S. stocks this year (the S&P 500 Index was up 18.5% year-to-date through June), due to more anemic earnings growth in foreign markets and sharper negative revisions in estimates for growth. The performance disconnect can be explained by index composition as well. Markets have strongly favored growth over value, and the U.S. stock market has a heavier weight in the growth-style sectors such as Technology, whereas foreign markets have a heavier relative weight in more value-oriented sectors such as Financials.
The Fund’s top ten performers were all up more than 30% in the first half of the year, and reflected a diverse mix of winners. Adidas AG, an established footwear and apparel company, had a total return of 50%, driven by improving margins and earnings growth that was better than its peers. Companies such as SoftBank Group and SAP SE were standouts in the market-leading Technology sector. Mining stocks including Newcrest Mining Ltd., Rio Tinto plc, and BHP Group Ltd, were especially strong as iron ore and gold prices spiked.
Most of the Fund’s worst performers declined due to company-specific issues that led to falling expectations for earnings growth. Some of these included Teva Pharmaceuticals Industries Ltd., Baidu, BT Group plc, and Shoprite Holdings Ltd. The Fund’s largest sector overweight position was in the Index’s worst performing sector, Communication Services, accounting for the negative sector performance attribution.
In contrast to last year, market gains in 2019 have been driven by price to earnings multiple expansion, not earnings growth. In fact, earnings growth for the first half of the 2019 is likely to be negative according to current expectations. The market is now priced as if the lack of earnings growth in the first half is a temporary lull and that growth will resume in the second half. The economy always plays a large role in earnings growth, and recession risks have risen, but we are not yet seeing enough compelling data to deliberately move the portfolio more defensively. There are some developments that could improve the backdrop for global markets: central banks have become more accommodative in their monetary policy and trade negotiations are continuing between the U.S. and China. While international stocks are near their average historical valuation averages, today they have a cheaper than normal P/E ratio and a higher than normal dividend yield when compared to U.S. stocks.

$10,000 Initial Investment
Since June 30, 2009
21,000
18,000
15,000
12,000
9,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
International Fund
MSCI ACWI ex US Index

Average Annual Total Returns	as of June 30, 2019
	International Fund	MSCI ACWI ex US Index
Six Months	12.52%	13.60%
One Year	3.59%	1.29%
Three Years	8.21%	9.39%
Five Years	1.81%	2.16%
Ten Years	6.27%	6.54%
Asset Allocation by Country	as of June 30, 2019
Japan	17.77%	Hong Kong	3.29%
United Kingdom	10.11%	Taiwan	2.33%
China	9.03%	Netherlands	2.21%
Other*	9.00%	Sweden	2.13%
Swiss	8.26%	Russia	2.00%
Germany	7.51%	Mexico	1.81%
Canada	6.82%	Brazil	1.77%
France	6.08%	S. Africa	1.43%
Australia	4.78%	Norway	1.43%
*
Countries in “Other” category include: Belgium, Chile, Denmark, India, Israel, Italy, Phillipines, South Korea, Singapore, and Spain.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Fixed Income Fund	Performance Review – June 30, 2019 Unaudited

The Johnson Fixed Income Fund provided a total return of 6.28% during the first half of 2019, compared to a 6.11% return for the Bloomberg Barclay’s Capital Aggregate Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund maintained a modestly longer duration relative to its benchmark. Throughout the first half of the year, however, equity market volatility and the economic impact of trade policy called into question the Fed’s ability to continue raising interest rates. After enacting a total of four 25 basis point rate hikes during the prior year, the Fed elected to forego additional policy tightening, leaving the Federal Funds rate unchanged at 2.50%. As a result, longer term interest rates fell sharply during the first half of this year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels, following a sharp equity market decline in the fourth quarter of last year. Spreads tightened consistently throughout the first quarter but began to widen again by April as it became clear that economic growth was slowing. The industrial sector underperformed financials and utilities as multinational manufacturing companies were most acutely affected by the President’s decision to implement additional tariffs on Chinese imports. The Fund’s underweight position to the industrial sector was additive to performance relative to its benchmark. Additionally, the Fund’s focus on high quality credits with lower spread volatility was helpful as well. A little more than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward into the second half of the year, we expect softening in economic conditions which will likely warrant easier monetary policy. In fact, recent Fed communication suggests that interest rate cuts are increasingly likely this year. As domestic companies struggle with the increasing cost of Chinese imports, businesses may elect to cut back on capital investment which could lead to somewhat depressed manufacturing activity. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a robust labor market. Overall, the rate of economic growth has slowed but is not yet consistent with a contraction. In anticipation of a pivot to easier monetary policy, further meaningful upside in interest rates is unlikely. As such, the Fund has maintained its somewhat longer duration stance relative to its benchmark. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to the first half of this year.

$10,000 Initial Investment
Since June 30, 2009
15,500
14,000
12,500
11,000
9,500
8,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Fixed Income Fund
Bloomberg Barclays Capital Aggregate Index

Average Annual Total Returns	as of June 30, 2019
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
Six Months	6.28%	6.11%
One Year	7.55%	7.87%
Three Years	2.15%	2.31%
Five Years	2.83%	2.95%
Ten Years	3.77%	3.90%

Holdings by Industry Sectors
(as a percentage of total net assets)

Preferred Stocks, 0.9%
Cash Equivalents, 0.4%
Net Other Assets and Liabilities, 0.6%
Taxable Municipal, 2.5%
Bank & Finance, 22.6%
US Agency Obligations Mortgage Backed, 22.3%
Industrial, 12.3%
US Agency Obligations, 4.8%
Utilities, 12.0%
US Govt Treasury Obligations, 21.6%
Certificates of Deposit, 0.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Municipal Income Fund	Performance Review – June 30, 2019 Unaudited

The Johnson Municipal Income Fund provided a total return of 4.04% during the first half of 2019 compared to 3.74% for the Bloomberg Barclays 5-Year General Obligation Municipal Index.
After rising during 2018, municipal bond yields fell during the first half of 2019, leading to the Fund’s positive year-to-date return. The Fund’s laddered maturity structure added to performance as bond yields fell similarly across the curve, leading to stronger performance on longer securities and outperformance versus the Fund’s benchmark. While the benchmark is comprised solely of 4-6 year maturity securities, the Fund is constructed with a more diverse maturity profile of bonds primarily due within 1 to 15 years.
New issue supply of municipal securities has remained low so far in 2019 due to restrictions against “advance refundings,” a type of municipal refinancing that took effect as part of the tax reform package passed in late 2017. Despite a lower top marginal tax rate at the federal level, demand for municipal securities has been very strong as safety, stability and tax-free income continue to appeal to a broad set of investors. In addition, new limits to state and local income tax deductions have boosted demand from high-income investors, particularly those who reside in high-tax locations. Growth in tax revenues for many municipalities has remained solid, and most states and local governments continue to report healthy revenue from income, sales, and property tax collections. In addition, the broader tax base adopted under tax reform should positively impact state budgets near-term. Defaults in the municipal sector have remained very low on an absolute basis despite headlines surrounding fiscal challenges in a few municipalities. We continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 69% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 22% of its assets in issuers from states other than Ohio.
Looking forward into the second half of the year, we expect softening in economic conditions will likely warrant easier monetary policy. In fact, recent Federal Reserve communication suggests that interest rate cuts are increasingly likely this year. As domestic companies struggle with the increasing cost of Chinese imports, businesses may elect to cut back on capital investment which could lead to somewhat depressed manufacturing activity. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a robust labor market. In anticipation of a pivot to easier monetary policy, further meaningful upside in interest rates is unlikely. And, although lower tax rates can reduce demand for municipal bonds, valuations should remain supported by reduced new issuance and the asset class continues to exhibit value for investors in high tax brackets. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to the first half of this year.

$10,000 Initial Investment
Since June 30, 2009
14,000
13,000
12,000
11,000
10,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Municipal Income Fund
Bloomberg Barclays Capital Five-Year G.O. Municipal Bond Index

Average Annual Total Returns	as of June 30, 2019
	Municipal Income Fund	Bloomberg Barclays CAPITAL FIVE-YEAR G.O. MUNICIPAL BOND Index
Six Months	4.04%	3.74%
One Year	5.64%	5.29%
Three Years	1.81%	1.91%
Five Years	2.48%	2.22%
Ten Years	3.05%	3.06%

Quality Allocation*
(as a percentage of total assets)
80%
60%
40%
20%
0%
AAA
AA
A
BBB

*
As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	6,670	$7,222,276
Alphabet Inc. – Class C*	979	1,058,211
Comcast Corp. – Class A	158,000	6,680,240
The Walt Disney Co.	85,600	11,953,184
7.7% – Total For Communication Services		$26,913,911
Carter’s Inc.	66,000	6,437,640
TJX Companies Inc.	188,340	9,959,419
4.7% – Total For Consumer Discretionary		$16,397,059
Coca Cola Co.	138,020	7,027,978
Colgate-Palmolive Co.	92,000	6,593,640
J. M. Smuckers Co.	54,800	6,312,412
Procter & Gamble Co.	31,090	3,409,019
Wal-Mart Stores Inc.	28,300	3,126,867
7.6% – Total For Consumer Staples		$26,469,916
Chevron Corp.	55,105	6,857,266
Royal Dutch Shell PLC, Class B ADR	153,100	10,064,794
Schlumberger Ltd.	68,005	2,702,519
5.6% – Total For Energy		$19,624,579
American Express Co.	55,460	6,845,982
Axis Capital Holdings Inc.	113,650	6,779,223
Bank of America Corp.	352,025	10,208,725
Chubb Ltd.	43,625	6,425,526
First Hawaiian Inc.	255,000	6,596,850
Iberiabank Corp.	91,510	6,941,034
Invesco Ltd.	110,185	2,254,385
Marsh & McLennan Companies Inc.	65,300	6,513,675
S&P Global Inc.	30,640	6,979,486
17.1% – Total For Financial Services		$59,544,886
Abbott Laboratories	127,800	10,747,980
Alcon AG	117,500	7,290,875
CVS Health Corp.	113,025	6,158,732
Danaher Corp.	52,430	7,493,296
Medtronic PLC	69,500	6,768,605
Zimmer Biomet Holdings	85,400	10,054,996
Zoetis Inc.	65,454	7,428,374
16.0% – Total For Health Care		$55,942,858
Carlisle Companies Inc.	56,440	7,924,740
Hubbell Inc.	83,000	10,823,200
Paccar Inc.	97,540	6,989,716
Waste Management Inc.	62,700	7,233,699
Xylem Inc.	81,500	6,816,660
11.4% – Total For Industrials		$39,788,015
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	38,420	$7,098,863
Apple Inc.	55,540	10,992,477
Automatic Data Processing Inc.	20,500	3,389,265
Cognizant Technology Solutions Corp.	53,120	3,367,277
Fidelity National Information Services	53,800	6,600,184
Mastercard Inc.- Class A	29,850	7,896,220
Microsoft Corp.	58,360	7,817,906
13.5% – Total For Information Technology		$47,162,192
Sherwin-Williams Co.	20,620	9,449,940
2.7% – Total For Materials		$9,449,940
Essex Property Trust Inc.	23,400	6,831,162
Federal Realty Investors Trust	51,100	6,579,636
3.8% – Total For Real Estate		$13,410,798
Alliant Energy Corp.	140,000	6,871,200
Nextera Energy, Inc.	32,200	6,596,492
3.9% – Total For Utilities		$13,467,692
Total Common Stocks 94.0%		$328,171,846
(Identified Cost $255,971,531)
Cash Equivalents
First American Government Obligation Fund, Class Z**	20,681,599	20,681,599
Total Cash Equivalents 6.0%		$20,681,599
(Identified Cost $20,681,599)
Total Portfolio Value 100.0%		$348,853,445
(Identified Cost $276,653,130)
Liabilities in Excess of Other Assets 0.0%		$(13,258)
Total Net Assets 100.0%		$348,840,187

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Common Stocks	Shares	Fair Value
BorgWarner Inc.	15,900	$667,482
Burlington Stores Inc.*	4,200	714,630
Carter’s Inc.	8,700	848,598
Cheesecake Factory Inc.	18,900	826,308
Cooper-Standard Holdings*	8,300	380,306
Culp Inc.	30,000	570,000
Hanesbrands Inc.	36,300	625,086
Lithia Motors Inc.	6,300	748,314
LKQ Corp.*	34,500	918,045
PVH Corp.	10,400	984,256
Steven Madden Ltd.	28,650	972,667
Strum Ruger & Co.	7,100	386,808
11.5% – Total For Consumer Discretionary		$8,642,500
Church & Dwight Co. Inc.	6,900	504,114
Lancaster Colony Corp.	5,800	861,880
Sprouts Farmers Market*	33,700	636,593
2.7% – Total For Consumer Staples		$2,002,587
Delek US Holdings Inc.	12,300	498,396
Hollyfrontier Corp.	24,800	1,147,744
World Fuel Services Corp.	36,400	1,308,944
3.9% – Total For Energy		$2,955,084
Axis Capital Holdings Ltd.	17,700	1,055,805
Diamond Hill Investment Group Inc.	4,900	694,428
East West Bancorp Inc.	22,000	1,028,940
Everest Re Group Ltd.	4,700	1,161,746
Farmers National Banc	64,100	950,603
First Hawaiian Inc.	33,000	853,710
First Interstate Bancsystem Inc.	28,100	1,113,041
Iberiabank Corp.	16,000	1,213,600
Invesco Ltd.	42,700	873,642
Reinsurance Group of America Inc.	7,300	1,139,019
Signature Bank	9,500	1,147,980
Westwood Holdings Group Inc.	12,600	443,520
Wintrust Financial Corp.	13,600	994,976
WSFS Financial Corp.	21,200	875,560
18.1% – Total For Financial Services		$13,546,570
Align Technology Inc.*	2,600	711,620
Catalent Inc.*	20,500	1,111,305
Charles River Laboratories International Inc.*	9,900	1,404,810
Chemed Corp.	2,500	902,100
Globus Medical Inc.*	24,700	1,044,810
Integra Lifesciences Holding	16,200	904,770
Prestige Brands Holdings Inc.*	24,000	760,320
Common Stocks	Shares	Fair Value
Universal Health Services Inc. – Class B	8,300	$1,082,237
Veeva Systems Inc. – Class A*	3,100	502,541
11.2% – Total For Health Care		$8,424,513
Alamo Group Inc.	10,000	999,300
American Woodmark Corp.*	6,200	524,644
Carlisle Companies Inc.	6,000	842,460
Comfort Systems USA Inc.	19,400	989,206
Continental Building Products Inc.*	24,000	637,680
Gorman-Rupp Co.	19,487	639,758
Hubbell Inc.	7,800	1,017,120
ICF International Inc.	15,000	1,092,000
Idex Corp.	5,100	877,914
Quanta Services Inc.	17,900	683,601
Regal Beloit Corp.	12,000	980,520
Smith (A.O.) Corp.	13,200	622,512
Snap-On Inc.	6,000	993,840
Watsco Inc.	4,600	752,238
15.6% – Total For Industrials		$11,652,793
Amdocs Ltd.	16,500	1,024,485
Black Knight Inc.*	16,600	998,490
Blackbaud Inc.	12,900	1,077,150
CACI International Inc.*	5,800	1,186,622
Constellation Software	600	565,974
Exlservice Holdings, Inc.	15,000	991,950
Flir Systems Inc.	17,800	962,980
On Semiconductor Corp.	25,800	521,418
Realpage, Inc.	18,700	1,100,495
Tyler Technologies Inc.*	5,400	1,166,508
12.8% – Total For Information Technology		$9,596,072
AptarGroup Inc.	8,200	1,019,588
Avery Dennison Corp.	11,500	1,330,320
Packaging Corp. of America	6,000	571,920
RPM International Inc.	21,900	1,338,309
Stepan Co.	10,000	919,100
6.9% – Total For Materials		$5,179,237
Alexandria Real Estate Equities Inc.	5,500	775,995
American Assets Trust Inc.	19,500	918,840
Americold Realty Trust	39,000	1,264,380
Apartment Investment & Mangement Co.	13,308	666,997
Camden Property Trust	9,200	960,388
Coresite Realty Corp.	10,800	1,243,836
Federal Realty Investors Trust	6,700	862,692

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Common Stocks	Shares	Fair Value
National Retail Properties Inc.	13,500	$715,635
Retail Properties of America Inc.	77,300	909,048
11.1% – Total For Real Estate		$8,317,811
Alliant Energy Corp.	26,800	1,315,344
Atmos Energy Corp.	11,900	1,256,164
3.4% – Total For Utilities		$2,571,508
Total Common Stocks 97.2%		$72,888,675
(Identified Cost $66,690,242)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,724,981	1,724,981
Total Cash Equivalents 2.3%		$1,724,981
(Identified Cost $1,724,981)
Total Portfolio Value 99.5%		$74,613,656
(Identified Cost $68,415,223)
Other Assets in Excess of Liabilities 0.5%		$351,533
Total Net Assets 100.0%		$74,965,189

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$108,801
0.5% – Total For Financial Services		$108,801
Total Preferred Stocks 0.5%		$108,801
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,000	117,360
BT Group ADR	7,200	91,944
China Mobile Ltd. ADR	7,400	335,146
Deutsche Telekom AG ADR	7,100	123,114
KDDI Corp. ADR	27,200	345,712
Orange ADR	7,500	117,900
PLDT Inc. ADR	3,600	89,352
Publicis Groupe SA ADR	12,100	158,994
RTL Group SA ADR	15,000	76,937
SK Telecom Co. Ltd. ADR	3,400	84,150
SoftBank Group Corp. ADR	1,800	86,274
Telenor ASA ADR	9,600	204,240
Tencent Holdings Ltd. ADR	6,500	294,190
WPP PLC ADR	1,800	113,238
11.0% – Total For Consumer Discretionary		$2,238,551
Adidas AG ADR	2,000	308,420
Alibaba Group Holdings ADR*	1,300	220,285
Bridgestone ADR	4,400	86,196
CIE Financiere Richemont AG ADR	22,000	185,680
Compass Group PLC ADR	6,500	155,740
Daimler AG	2,200	122,540
Honda Motor Co. Ltd. ADR	5,500	142,120
Magna International Inc.	4,100	203,770
Sony Corp. ADR	3,800	199,082
Toyota Motor Corp. ADR	3,000	371,970
9.8% – Total For Consumer Discretionary		$1,995,803
Coca-Cola Amatil Ltd. ADR	10,860	77,410
Danone ADR	6,184	104,695
Essity AB ADR	5,300	162,975
L’Oreal ADR	2,800	159,292
Nestle SA ADR	4,300	444,620
Reckitt Benckiser Group PLC ADR	5,900	93,692
Shoprite Holdings Ltd. ADR	15,500	172,376
Preferred Stocks	Shares	Fair Value
Svenska Cellulosa Aktiebolaget ADR	11,100	$95,621
Unilever NV ADR	2,500	151,800
Unilever PLC ADR	4,100	254,077
Wal-Mart De Mexico SAB de CV ADR	12,300	335,298
10.1% – Total For Consumer Staples		$2,051,856
BP PLC ADR	2,298	95,827
CNOOC Ltd. ADR	1,400	238,490
Equinor ASA ADR	4,000	79,120
Lukoil Corp. ADR	4,700	394,894
Royal Dutch Shell PLC, Class B ADR	2,600	170,924
Suncor Energy Inc.	3,200	99,712
Technip FMC PLC	5,900	153,046
Total SA ADR	2,352	131,218
Woodside Petroleum ADR	5,200	132,288
7.4% – Total For Energy		$1,495,519
Admiral Group PLC ADR	6,400	175,808
Allianz SE ADR	7,900	190,232
Australia and New Zealand Banking Group Ltd. ADR	3,200	63,488
Banco Bradesco ADR	27,289	267,978
Banco Santander SA ADR	17,974	82,321
Bank of Montreal	1,240	93,558
Barclays PLC ADR	15,000	114,150
BNP Paribas ADR	4,000	94,720
China Construction Bank ADR	8,500	145,732
Deutsche Boerse AG ADR	7,000	98,560
ICICI Bank Ltd. ADR	9,680	121,871
Industrial and Commercial Bank Of China Ltd. ADR	23,500	341,455
KB Financial Group Inc. ADR	2,400	94,752
Legal and General Group PLC	5,000	86,150
Manulife Financial Corp.	4,420	80,356
Mitsubishi UFJ Financial Group Inc. ADR	40,000	190,000
Mizuho Financial Group Inc. ADR	25,000	72,000
National Australia Bank	8,700	81,867
Orix Corp. ADR	2,450	183,456
Royal Bank of Canada	1,000	79,400
Sumitomo Mitsui Financial Group Inc. ADR	48,000	338,880

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Preferred Stocks	Shares	Fair Value
Tokio Marine Holdings Inc. ADR	7,000	$350,700
Toronto Dominion Bank	1,400	81,704
United Overseas Bank Ltd. ADR	1,900	73,726
Westpac Banking Corp. Ltd. ADR	7,250	144,492
Zurich Insurance Group Ltd. ADR	3,240	112,914
18.5% – Total For Financial Services		$3,760,270
Alcon Inc.	6,796	421,692
Astellas Pharma Inc. ADR	27,600	392,472
Bayer AG ADR	5,200	90,740
Dr. Reddy’s Laboratories Ltd. ADR	3,340	125,150
Novartis AG ADR	2,480	226,449
Novo Nordisk AS	5,200	265,408
Roche Holdings Ltd. ADR	8,400	294,840
Taro Pharmaceuticals Ltd.	1,400	119,588
Takeda Pharmaceutical Co.	9,340	165,318
10.3% – Total For Health Care		$2,101,657
ABB Ltd. ADR	2,900	58,087
Atlas Copco AB ADR	5,400	172,746
BAE Systems PLC ADR	3,800	95,266
Bunzl PLC ADR	5,600	150,024
Canadian National Railway Co.	1,400	129,472
CK Hutchison Holdings Ltd. ADR	8,000	78,336
Fanuc Corp. ADR	4,000	73,920
Itochu Corp. ADR	3,700	141,081
Keppel Corp. Ltd. ADR	7,900	79,079
Komatsu Ltd. ADR	6,300	152,775
Mitsui & Co., Ltd. ADR	300	97,881
Schneider Electric SE ADR	13,900	251,451
Sensata Technologies Holding NV*	5,500	269,500
Siemens AG ADR	1,800	107,388
9.1% – Total For Industrials		$1,857,006
Cap Gemini SA ADR	4,000	99,280
CGI Group Inc.*	5,100	391,527
Lenovo Group Ltd. ADR	15,000	232,200
Open Text Corp.	5,000	206,000
SAP SE ADR	2,600	355,680
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,000	313,360
United Microelectronics ADR	44,930	99,295
8.4% – Total For Information Technology		$1,697,342
Air Liquide SA ADR	4,154	116,021
BASF SE ADR	7,400	135,050
BHP Billiton Ltd. ADR	2,550	148,180
Preferred Stocks	Shares	Fair Value
Newcrest Mining Ltd. ADR	15,000	$333,600
Nitto Denko Corp. ADR	7,100	175,370
Posco ADR	1,400	74,284
Rio Tinto PLC ADR	1,570	97,874
Sasol LTD ADR	2,800	69,580
5.7% – Total For Materials		$1,149,959
Lend Lease Group ADR	7,000	63,350
Sun Hung Kai Properties Ltd. ADR	17,500	297,675
1.8% – Total For Real Estate		$361,025
Enel SpA ADR	21,100	145,801
Enersis SA ADR	25,100	222,637
Iberdrola SA ADR	3,578	142,028
National Grid PLC ADR	1,600	85,088
SSE PLC ADR	4,000	57,200
3.2% – Total For Utilities		$652,754
Total Common Stocks 95.3%		$19,361,742
(Identified Cost $15,640,771)
Cash Equivalents
First American Government Obligation Fund, Class Z**	735,853	735,853
Total Cash Equivalents 3.6%		$735,853
(Identified Cost $735,853)
Total Portfolio Value 99.4%		$20,206,396
(Identified Cost $16,440,278)
Liabilities in Excess of Other Assets 0.6%		$119,807
Total Net Assets 100.0%		$20,326,203

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	2,375,000	$2,500,212
American Express Co.	3.000%	10/30/2024	10,000,000	10,250,701
AON PLC	3.500%	06/14/2024	3,320,000	3,458,076
AON PLC	4.000%	11/27/2023	4,330,000	4,559,461
Bank of America Corp.	3.248%	10/21/2027	15,000,000	15,368,888
BB&T Corp.	3.950%	03/22/2022	8,054,000	8,375,728
BB&T Corp.	3.750%	12/06/2023	5,720,000	6,036,979
Chubb INA Holdings Inc.	2.300%	11/03/2020	7,793,000	7,796,334
Fifth Third Bancorp	4.300%	01/16/2024	10,999,000	11,745,902
Huntington Bancshares	2.300%	01/14/2022	2,290,000	2,290,029
Huntington Bancshares	3.150%	03/14/2021	4,280,000	4,333,041
JP Morgan Chase & Co.	3.875%	09/10/2024	10,000,000	10,513,337
Keycorp	4.100%	04/30/2028	7,300,000	7,944,747
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	435,000	453,577
Marsh & McLennan Co. Inc.	4.800%	07/15/2021	3,955,000	4,112,179
Morgan Stanley	2.625%	11/17/2021	6,000,000	6,036,306
Morgan Stanley	5.500%	07/28/2021	1,500,000	1,593,695
MUFG Americas Holdings Corp.	3.000%	02/10/2025	6,949,000	7,038,399
MUFG Americas Holdings Corp.	3.250%	06/18/2022	6,389,000	6,589,340
PNC Financial Services	3.500%	01/23/2024	925,000	974,136
PNC Financial Services	3.900%	04/29/2024	9,991,000	10,519,657
Suntrust Banks Inc.	2.900%	05/01/2025	8,000,000	8,566,229
US Bancorp	3.100%	04/27/2026	7,000,000	7,151,287
US Bancorp	3.600%	09/11/2024	6,000,000	6,300,731
Wells Fargo & Co.	4.100%	06/03/2026	5,500,000	5,832,873
Wells Fargo & Co.	4.300%	07/22/2027	5,600,000	6,049,901
22.6% – Total For Corporate Bonds: Bank and Finance				$166,391,745
CVS Health Corp.	3.875%	07/20/2025	11,000,000	11,485,965
Eaton Corp.	2.750%	11/02/2022	6,166,000	6,247,326
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.410%	03/15/2023	2,180,000	2,152,802
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.597%	04/15/2023	7,275,000	7,155,120
Goodrich Corp.	4.875%	03/01/2020	1,025,000	1,040,726
Johnson Controls International PLC	3.900%	02/14/2026	6,430,000	6,707,439
Johnson Controls International PLC	5.000%	03/30/2020	1,595,000	1,624,163
Kroger Co. Senior	3.500%	02/01/2026	10,000,000	10,222,419
Kroger Co. Senior	4.000%	02/01/2024	595,000	629,039
McDonald’s Corp.	2.625%	01/15/2022	4,500,000	4,549,569
McDonald’s Corp.	3.700%	01/30/2026	4,269,000	4,538,217
Pepsico Inc.	2.850%	02/24/2026	9,090,000	9,341,963
Shell International	3.250%	05/11/2025	6,779,000	7,112,412
Target Corp.	2.500%	04/15/2026	5,500,000	5,534,070
Union Pacific Corp.	3.150%	03/01/2024	2,500,000	2,577,795
Union Pacific Corp.	3.500%	06/08/2023	8,365,000	8,719,547
12.3% – Total For Corporate Bonds: Industrial				$89,638,572
Berkshire Hathaway Energy Co.	3.500%	02/01/2025	1,500,000	1,579,057
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	9,574,000	10,105,156
Duke Energy Corp.	2.650%	09/01/2026	4,000,000	3,954,690
Duke Energy Corp.	3.550%	09/15/2021	6,860,000	7,013,016
Enterprise Products	3.750%	02/15/2025	10,500,000	11,108,042
Eversource Energy	3.800%	12/01/2023	1,605,000	1,693,506
Eversource Energy	2.500%	03/15/2021	1,665,000	1,669,187
Eversource Energy	2.750%	03/15/2022	1,500,000	1,517,983
Eversource Energy Senior	2.800%	05/01/2023	3,750,000	3,793,428
Georgia Power Co.	2.000%	03/30/2020	5,660,000	5,637,922
Georgia Power Co.	2.000%	09/08/2020	1,000,000	994,359
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Georgia Power Co.	2.850%	05/15/2022	2,200,000	$2,227,612
Georgia Power Co.	4.250%	12/01/2019	2,140,000	2,153,637
Interstate Power & Light Co.	3.250%	12/01/2024	5,120,000	5,288,617
Interstate Power & Light Co.	3.400%	12/01/2024	1,000,000	1,031,808
Interstate Power & Light Co.	3.650%	09/01/2020	3,211,000	3,247,029
Interstate Power & Light Co.	4.100%	09/26/2028	1,325,000	1,437,089
National Rural Utilities Collateral Trust	2.300%	11/01/2020	2,699,000	2,702,411
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,592,484
Virginia Electric & Power Co.	3.450%	02/15/2024	3,590,000	3,740,123
Virginia Electric & Power Co.	2.950%	01/15/2022	3,170,000	3,214,431
Xcel Energy Inc.	3.300%	06/01/2025	5,500,000	5,676,881
Xcel Energy Inc.	4.700%	05/15/2020	5,496,000	5,539,466
12.0% – Total For Corporate Bonds: Utilities				$87,917,934
46.9% Total Corporate Bonds				$343,948,251
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	258,266
0.0% – Total For Certificates of Deposit				$258,266
United States Government Treasury Obligations
Treasury Bond	2.500%	02/15/2045	20,500,000	20,422,324
Treasury Inflation Protected Security	1.000%	02/15/2046	4,313,280	4,519,059
Treasury Inflation Protected Security	1.375%	02/15/2044	5,481,500	6,220,386
Treasury Note	2.750%	08/15/2047	32,500,000	33,919,336
Treasury Note	3.125%	11/15/2028	15,500,000	17,000,957
Treasury Note	2.750%	02/15/2028	11,000,000	11,696,094
Treasury Note	1.750%	11/30/2019	12,000,000	11,981,250
Treasury Note	1.500%	05/31/2020	10,000,000	9,953,906
Treasury Note	2.125%	11/30/2023	11,000,000	11,175,742
Treasury Note	2.750%	11/15/2042	8,425,000	8,831,770
Treasury Note	2.750%	08/15/2042	2,250,000	2,361,006
Treasury Note	2.500%	05/15/2046	21,000,000	20,878,594
21.6% – Total For United States Government Treasury Obligations				$158,960,424
United States Government Agency Obligations
FHLMC Step-up*	1.875%	07/12/2021	5,000,000	4,999,855
FHLMC Step-up*	2.000%	07/12/2022	3,445,000	3,445,093
FHLMC Step-up*	2.000%	07/18/2022	8,355,000	8,354,929
FHLMC Step-up*	2.150%	10/27/2022	3,500,000	3,500,260
FHLMC Step-up*	2.250%	06/15/2022	6,000,000	5,991,476
FHLMC Step-up*	2.250%	06/21/2022	9,000,000	9,000,790
4.8% – Total For United States Government Agency Obligations				$35,292,403
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool A89335	5.000%	10/01/2039	149,656	162,757
FHLMC Series 3946 Class LN	3.500%	04/15/2041	359,201	369,511
FHLMC Series 4017 Class MA	3.000%	03/15/2041	706,428	722,493
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	1,113,328	1,149,451
FHLMC Series 4180 Class ME	2.500%	10/15/2042	2,113,963	2,148,070
FHLMC Series 4287 Class AB	2.000%	12/15/2026	1,233,766	1,225,124
FHLMC Series 4517 Class PC	2.500%	05/15/2044	2,714,838	2,736,350
FHLMC Series 4567 Class LA	3.000%	08/15/2045	406,693	414,851
FHLMC Series 4582 Class PA	3.000%	11/15/2045	2,895,174	2,987,663
FHLMC Series 4646 Class D	3.500%	01/15/2042	944,717	977,894
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,498,680	1,516,753
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,293,305	1,331,310
FHLMC Series 4768 Class GA	3.500%	09/15/2045	9,157,455	9,492,660
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 4831 Class BA	3.500%	10/15/2044	3,582,184	$3,658,084
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.268%	04/01/2042	1,122,357	1,150,282
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	4.723%	04/01/2033	41,745	43,847
FHLMC Pool C01005	8.000%	06/01/2030	1,049	1,225
FHLMC Pool G06616	4.500%	12/01/2035	471,038	506,052
FHLMC Pool G08068	5.500%	07/01/2035	1,035,644	1,151,194
FHLMC Pool G13596	4.000%	07/01/2024	735,269	763,619
FHLMC Pool G18642	3.500%	04/01/2032	5,986,829	6,191,777
FHLMC Pool G18667	3.500%	11/01/2032	2,751,280	2,845,534
FHLMC Pool G31087	4.000%	07/01/2038	4,856,257	5,095,224
FHLMC Series 2877 Class AL	5.000%	10/15/2024	199,646	208,193
FHLMC Series 2985 Class GE	5.500%	06/15/2025	119,492	126,259
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	1,370,317	1,506,608
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	1,124,753	1,216,370
FNMA Pool 109733	3.530%	09/01/2028	7,275,000	7,852,686
FNMA Pool 253300	7.500%	05/01/2020	54	54
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	2,771,938	2,818,432
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	1,422,127	1,412,372
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	557,199	572,253
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	2,658,168	2,730,611
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	327,328	338,580
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	3,356,312	3,392,038
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	1,012,323	1,024,462
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	292,156	298,015
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	2,111,042	2,160,356
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	4,136,039	4,237,643
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,403,757	1,397,870
FNMA Series 2017-30 Class G	3.000%	07/25/2040	3,225,481	3,281,554
FNMA Series 2018-22 Class D	3.250%	11/25/2042	3,776,328	3,847,081
FNMA Series 2018-25 Class P	3.500%	03/25/2046	5,490,704	5,683,693
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	7,689,062	8,175,649
FNMA Pool 725027	5.000%	11/01/2033	333,538	362,213
FNMA Pool 725704	6.000%	08/01/2034	129,502	146,813
FNMA Pool 888223	5.500%	01/01/2036	459,919	510,865
FNMA Pool 889185	5.000%	12/01/2019	980	1,003
FNMA Pool 995112	5.500%	07/01/2036	317,004	351,964
FNMA Pool AA4392	4.000%	04/01/2039	1,020,347	1,075,709
FNMA Pool AL9309	3.500%	10/01/2031	1,453,074	1,503,070
FNMA Pool AL9623	4.000%	12/01/2036	3,706,462	3,903,695
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	6,355,200
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	6,984,007
FNMA Pool BL0359	3.700%	11/01/2028	11,207,816	12,203,858
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,441,813
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	5,247,809
FNMA Pool BL5003	4.000%	03/01/2047	2,915,762	3,103,738
FNMA Pool BM1971	3.500%	12/01/2035	3,848,149	3,990,315
FNMA Pool MA0384	5.000%	04/01/2030	885,486	936,474
FNMA Pool MA3186	4.000%	11/01/2037	4,691,807	4,898,028
FNMA Pool MA3337	4.000%	04/01/2038	7,220,305	7,535,489
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	407,367	422,869
GNMA Series 2009-124 Class L	4.000%	11/20/2038	48,800	49,014
GNMA II Pool 2658	6.500%	10/20/2028	15,709	17,828
GNMA II Pool 2945	7.500%	07/20/2030	2,802	3,206
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
GNMA II Pool 4187	5.500%	07/20/2038	11,101	$11,702
GNMA II Pool 4847	4.000%	11/20/2025	221,896	231,031
GNMA Pool 780400	7.000%	12/15/2025	1,817	2,010
GNMA Pool 780420	7.500%	08/15/2026	1,005	1,120
22.3% – Total For Government Agency Obligations – Mortgage Backed Securities				$164,213,347
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,092,834
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	8,788,880
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	1,000,000	1,099,070
Ohio Major New Infrastructure Revenue	4.844%	12/15/2019	2,450,000	2,475,113
University of Cincinnati Ohio General Receipts Revenue	5.616%	06/01/2025	930,000	978,918
University of Washington Revenue	5.400%	06/01/2036	3,000,000	3,895,050
2.5% – Total For Taxable Municipal Bonds				$18,329,865
Total Fixed Income Securities – Bonds 98.1%				$721,002,556
(Identified Cost $691,870,796)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	6,794,497
Total Preferred Stocks 0.9%				$6,794,497
(Identified Cost $6,794,497)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			2,626,623	2,626,623
Total Cash Equivalents 0.4%				$2,626,623
(Identified Cost $2,626,623)
Total Portfolio Value 99.4%				$730,423,676
(Identified Cost $701,291,916)
Other Assets in Excess of Liabilities 0.6%				$4,321,927
Total Net Assets 100%				$734,745,603

*
Variable Rate Security; the rate shown is as of June 30, 2019.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ARM – Adjustable Rate Mortgage
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$740,005
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	453,314
Akron Ohio GO Limited	5.000%	12/01/2024	400,000	471,044
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,218,770
Brecksville Ohio GO Limited	2.750%	06/04/2020	1,030,000	1,041,587
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	784,996
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,128,450
Cincinnati Ohio GO Unlimited	5.000%	12/01/2019	1,000,000	1,015,290
Cincinnati Ohio GO Unlimited	5.250%	12/01/2029	200,000	240,146
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,138,560
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	565,480
Fairborn Ohio GO Umlimited	2.500%	03/19/2020	1,105,000	1,113,464
Gahanna Ohio GO Limited	4.000%	12/01/2021	420,000	446,750
Haltom City Texas GO Limited	4.000%	08/01/2025	675,000	762,325
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	371,904
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	962,892
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	342,015
Marysville Ohio GO Limited	3.000%	03/26/2020	910,000	919,873
Mayfield Heights Ohio GO Limited Bond Anticipation (State Standby Note Purchase Program)	3.000%	04/02/2020	1,025,000	1,036,603
Medina Ohio GO Limited	2.000%	12/01/2020	110,000	110,747
Newport Kentucky GO Unlimited	3.000%	05/01/2023	205,000	214,899
Pembroke Pines Florida GO Unlimited	5.000%	09/01/2024	200,000	235,496
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,153,880
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	680,412
Sharonville Ohio GO Bond Anticipation Limited	3.000%	06/25/2020	1,150,000	1,166,100
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	388,056
Sycamore Township Ohio GO Limited	3.000%	05/06/2020	1,200,000	1,214,376
Tiffin Ohio GO Unlimited	3.000%	12/01/2020	225,000	230,180
Tiffin Ohio GO Unlimited	2.500%	06/19/2020	1,035,000	1,043,797
Tipp City Ohio GO Limited Bond Anticipation	3.000%	02/12/2020	585,000	590,049
Vandalia Ohio GO Limited Bond Anticipation Notes	2.750%	09/04/2019	1,000,000	1,002,110
Violet Township Ohio GO Limited Bond Anticipation Notes	3.000%	07/10/2019	1,100,000	1,100,308
Violet Township Ohio GO Limited Bond Anticipation Notes	3.000%	01/09/2020	1,250,000	1,258,888
12.0% – Total For General Obligation – City				$25,142,766
Ashtabula County Ohio GO Limited	4.000%	12/01/2027	500,000	532,345
Butler County Ohio GO Limited	5.000%	12/01/2024	160,000	190,157
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,206,810
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	420,804
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	415,760
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	629,880
Knox County Ohio GO Limited	4.000%	12/01/2025	460,000	523,696
Lake County Ohio GO Bond Anticipation	2.250%	09/05/2019	700,000	700,931
Lake County Ohio GO Bond Anticipation	3.000%	04/02/2020	550,000	556,270
Lake County Ohio GO Limited Bond Anticipation	3.000%	01/16/2020	1,000,000	1,008,270
Licking County Ohio GO Limited	3.000%	12/01/2024	555,000	586,879
Lorain County Ohio GO Limited	4.000%	12/01/2025	795,000	874,524
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	494,788
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	$1,131,731
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	679,645
Ottawa County Ohio GO Limited	4.000%	12/01/2021	295,000	312,848
Portage County Ohio GO Limited	3.000%	12/01/2021	270,000	270,397
Rowan County Kentucky GO Unlimited (AGM Insured)	4.000%	06/01/2024	390,000	430,330
Summit County Ohio GO Limited	4.000%	12/01/2023	300,000	332,613
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	552,245
5.6% – Total For General Obligation – County				$11,850,923
Ohio GO Limited	3.000%	09/01/2026	1,385,000	1,475,385
Ohio GO Limited	4.000%	03/01/2026	1,060,000	1,180,395
Ohio GO Unlimited	3.000%	03/01/2027	555,000	582,456
Ohio GO Unlimited	3.125%	08/01/2019	235,000	235,350
Ohio GO Unlimited	4.000%	03/01/2030	1,225,000	1,474,398
Ohio GO Unlimited	1.300%	02/01/2023	725,000	725,000
Ohio GO Unlimited	5.000%	09/01/2022	400,000	445,428
Ohio GO Unlimited	5.000%	12/15/2023	500,000	579,090
Ohio GO Unlimited	5.000%	06/15/2024	410,000	481,393
Ohio GO Unlimited Common Schools – Series C	4.250%	09/15/2022	845,000	922,284
Ohio GO Unlimited**	1.300%	08/01/2021	1,200,000	1,200,000
Ohio GO Unlimited**	1.300%	03/15/2024	1,000,000	1,000,000
Ohio Infrastructure Improvement GO Unlimited	5.000%	08/01/2022	500,000	555,525
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	724,438
5.5% – Total For General Obligation – State				$11,581,142
Arizona Board of Regents Revenue Arizona State University	5.000%	08/01/2028	815,000	947,592
Arizona Board of Regents Revenue University of Arizona	5.000%	06/01/2029	125,000	144,323
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	469,367
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	597,545
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	278,249
Colorado Higher Education Lease Financing Program Certificate of Participation	5.000%	11/01/2025	290,000	349,369
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,410,481
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	489,428
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	509,832
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	408,882
Kent State University Ohio General Receipt Revenue	4.000%	05/01/2022	255,000	273,220
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,315,540
Lorain County Ohio Community College District General Receipts Revenue Bond	3.000%	06/01/2020	190,000	192,749
Lorain County Ohio Community College District General Receipts Revenue Bond	4.000%	12/01/2025	600,000	683,082
Miami University Ohio General Receipts Revenue	4.000%	09/01/2022	450,000	474,921
Miami University Ohio General Receipts Revenue	4.000%	09/01/2023	1,040,000	1,095,775
Miami University Ohio General Receipts Revenue	5.000%	09/01/2020	400,000	416,940
Miami University Ohio General Receipts Revenue	5.000%	09/01/2020	100,000	104,235
Miami University Ohio Revenue	4.000%	09/01/2027	300,000	321,144
Miami Valley Ohio Career Tech Center GO Unlimited	4.000%	12/01/2024	1,000,000	1,131,450
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	$320,001
Northern Kentucky University General Receipts Revenue	3.000%	09/01/2021	210,000	216,644
Nothern Kentucky Univeristy General Receipts Revenue	4.000%	09/01/2026	715,000	819,018
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	691,418
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,091,300
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	224,114
Ohio State University Revenue**	1.300%	06/01/2035	800,000	800,000
Ohio State University Revenue**	1.270%	12/01/2028	1,310,000	1,310,000
Ohio State University Revenue**	1.300%	12/01/2044	1,200,000	1,200,000
Ohio State University Revenue**	1.580%	12/01/2034	1,150,000	1,150,000
Ohio University General Receipts Revenue Bond	5.000%	12/01/2019	135,000	137,025
Ohio University General Receipts Revenue Bond	5.000%	12/01/2022	110,000	122,921
Penn State University Revenue	1.580%	06/01/2031	1,150,000	1,150,621
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue	5.000%	04/01/2026	315,000	380,451
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2024	610,000	699,627
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	479,118
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	739,973
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	335,000	402,660
University of Akron Ohio General Receipts Revenue (AGM Insured)	5.000%	01/01/2022	215,000	218,767
University of Akron Ohio General Receipts Revenue*	5.000%	01/01/2022	135,000	137,434
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	423,479
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	266,945
University of Cincinnati General Receipts Revenue	5.000%	06/01/2020	300,000	309,882
University of Cincinnati General Receipts Revenue	5.000%	06/01/2026	470,000	508,845
University of Toledo Revenue	5.000%	06/01/2021	300,000	319,968
University of Toledo Revenue	5.000%	06/01/2026	885,000	993,156
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,967,848
University of Toledo Revenue	5.000%	06/01/2031	500,000	652,765
14.0% – Total For Higher Education				$29,348,104
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center	5.000%	10/15/2024	100,000	107,955
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center	6.000%	07/01/2027	250,000	327,587
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,303,656
Cleveland Clinic Health System Obligated Group Revenue	1.480%	01/01/2039	1,300,000	1,300,000
Cleveland Clinic Heath System Revenue**	1.470%	01/01/2039	1,000,000	1,000,000
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	876,840
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	610,370
Franklin County Ohio Hospital Revenue Nationwide Childrens*	5.000%	11/01/2024	500,000	505,905
Franklin County Ohio Hospital Revenue Nationwide Childrens**	1.620%	11/01/2045	2,000,000	2,000,000
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2025	1,000,000	1,101,810
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group	5.250%	06/01/2027	1,000,000	$1,098,810
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2027	100,000	115,630
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2028	1,715,000	1,976,915
Nashville and Davidson County Tennessee Vanderbilt University Medical Center	5.000%	07/01/2031	480,000	565,147
Ohio Hospital Facilities Revenue – Cleveland Clinic	5.000%	01/01/2020	170,000	173,065
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue	5.000%	02/01/2025	450,000	526,194
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue	5.000%	02/01/2029	250,000	289,990
6.6% – Total For Hospital/Health Bonds				$13,879,874
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2026	705,000	870,886
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	628,650
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2022	500,000	558,025
Newport Kentucky First Mortgage Court Facilities Project Revenue	4.000%	10/01/2025	500,000	502,035
Newport Kentucky First Mortgage Court Facilities Project Revenue	4.000%	10/01/2026	100,000	100,395
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2020	520,000	534,368
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2022	425,000	466,998
Ohio Capital Facilities Lease Appropriation Revenue*	4.000%	04/01/2026	150,000	157,078
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2024	275,000	292,713
Ohio Cultural and Sports Facilities Project Revenue	4.000%	10/01/2019	225,000	226,508
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2020	1,000,000	1,052,090
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2023	300,000	338,541
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,428,923
3.4% – Total For Revenue Bonds – Facility				$7,157,210
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	346,155
Cape Coral Florida Water & Sewer Revenue	5.000%	10/01/2024	535,000	628,935
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,144,710
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	454,148
Evansville Indiana Waterworks District Revenue (BAM Insured)	5.000%	01/01/2022	300,000	326,016
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,160,668
Lafayette Indiana Sewage Works Revenue	5.000%	07/01/2022	150,000	165,483
Lima Ohio Sanitary Sewer Revenue	5.000%	12/01/2024	200,000	222,010
Lima Ohio Sewer Revenue	3.000%	12/01/2021	575,000	596,057
Northern Kentucky Water District Revenue	5.000%	02/01/2023	1,000,000	1,124,730
Owensboro Kentucky Water Revenue (BAM Insured)	5.000%	09/15/2025	485,000	576,228
Springboro Ohio Sewer System Revenue	4.000%	06/01/2022	245,000	262,424
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	439,920
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Toledo Ohio Water System Revenue	5.000%	11/15/2025	255,000	$301,979
Toledo Ohio Waterworks Revenue	4.000%	11/15/2022	365,000	395,638
Toledo Ohio Waterworks Revenue	5.000%	11/15/2026	500,000	612,405
4.2% – Total For Revenue Bonds – Water & Sewer				$8,757,506
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	596,135
Akron Ohio Income Tax Revenue	3.500%	12/10/2019	500,000	504,405
Akron Ohio Income Tax Revenue	5.000%	12/01/2023	1,100,000	1,263,394
Akron Ohio Income Tax Revenue Community Learning Centers	5.000%	12/01/2028	380,000	417,476
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	582,810
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	617,095
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project	3.500%	11/01/2024	110,000	114,526
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	765,426
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.)	2.150%	11/01/2035	800,000	805,696
Mason Ohio Certificate of Participation	5.000%	12/01/2023	750,000	786,660
Mobile Alabama Industrial Development Board Pollution Control Revenue	1.625%	07/15/2034	1,025,000	1,066,256
Monroe County Georgia Development Authority Pollution Control Revenue	2.050%	07/01/2049	1,085,000	1,087,756
Montgomery County Ohio Transportation Improvement Special Obligation Revenue	3.500%	12/01/2019	400,000	401,892
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2022	250,000	276,658
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	578,150
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	578,150
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	613,600
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	693,690
Ohio Mental Health Capital Facilities Revenue	5.000%	02/01/2025	1,000,000	1,186,470
Ohio Special Obligation Revenue	3.000%	12/01/2019	500,000	503,555
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	622,353
Plain City Ohio Income Tax Revenue	3.000%	11/12/2019	840,000	844,049
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	766,801
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	243,923
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	480,862
Texas Revenue Anticipation Notes	4.000%	08/29/2019	1,400,000	1,405,418
Washington Certificates of Participation	5.000%	07/01/2019	900,000	900,000
8.9% – Total For Other Revenue Bonds				$18,703,206
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	866,900
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	853,478
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	360,503
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	746,395
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	549,170
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	567,840
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	$336,696
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	172,493
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	382,688
Blue Mountain School District Pennsylvania GO Limited	4.000%	08/01/2024	500,000	554,840
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	312,014
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	656,991
Chagrin Falls Ohio Exempted Village SD GO	4.000%	12/01/2022	100,000	108,742
Chillicothe Ohio CSD Special Obligation Revenue	4.000%	12/01/2023	130,000	140,017
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	442,780
China Spring ISD Texas GO Unlimited	4.000%	08/15/2027	890,000	1,002,977
Clark County Kentucky SD Finance Corp. Revenue Bond	3.000%	08/01/2022	115,000	119,609
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,121,140
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,151,480
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	452,488
Dayton Ohio SCD GO Unlimited (SDCP)	5.000%	11/01/2025	1,000,000	1,198,050
Denver Colorado City & County SD #1 Certificates of Participation	5.000%	12/01/2021	500,000	529,375
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	759,251
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	568,050
Dublin Ohio CSD GO Unlimited	5.000%	12/01/2026	500,000	566,785
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,116,840
Fairfield Ohio CSD GO Unlimited	5.000%	12/01/2020	420,000	441,697
Firelands Ohio LSD GO Unlimited Bond Anticipation Notes	3.000%	08/22/2019	1,000,000	1,001,700
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue	5.000%	12/01/2024	300,000	351,414
Franklin Indiana Community Multi-School Building Corp.	5.000%	01/15/2023	200,000	223,772
Granville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2026	510,000	617,059
Green County Ohio Vocational SD GO Umlimited	4.000%	12/01/2035	1,000,000	1,124,850
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured)	4.000%	01/01/2021	110,000	114,307
Hamilton Ohio CSD GO Unlimited	4.000%	12/01/2025	500,000	571,850
Hamilton Ohio CSD GO Unlimited (School District Credit Program)	5.000%	12/01/2019	300,000	304,512
Hardin County Kentucky SD Finance Corp. Revenue	2.500%	06/01/2021	100,000	101,746
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	574,455
Hillsborough County Florida School Board Certificates of Participation	5.000%	07/01/2025	200,000	239,312
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	525,967
Huber Heights Ohio CSD GO Unlimited	4.000%	12/01/2025	775,000	873,185
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	882,856
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,151,950
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	294,621
Jefferson County Kentucky SD Finance Corp.	3.500%	04/01/2021	340,000	345,260
Jefferson County Kentucky SD Finance Corp.	5.000%	10/01/2026	530,000	643,568
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	$903,200
Kenston Ohio LSD Improvement GO Unlimited	5.000%	12/01/2019	150,000	152,299
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	447,456
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2020	240,000	249,115
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	446,700
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	630,170
Lake Ohio LSD of Stark County GO Unlimited	4.000%	12/01/2023	400,000	431,512
Lakota Ohio LSD GO	5.250%	12/01/2025	205,000	251,543
Lakota Ohio LSD GO Unlimited	4.000%	12/01/2027	275,000	299,500
Lakota Ohio LSD GO Unlimited	5.000%	12/01/2021	350,000	380,583
Lancaster Ohio CSD GO Limited (SDCP)	4.000%	10/01/2027	1,000,000	1,117,850
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2025	715,000	850,321
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2027	500,000	616,245
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	458,644
Louisville Ohio CSD GO Unlimited (SDCP)	3.000%	12/01/2020	370,000	378,466
Marysville Michigan PSD GO Unlimited	5.000%	05/01/2021	250,000	266,392
Marysville Ohio Exempted Village SD GO Unlimited	4.000%	12/01/2023	165,000	179,030
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2022	715,000	799,241
Marysville Ohio Exempted Village SD GO Unlimited (SDCP)	5.000%	12/01/2025	500,000	569,675
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	307,944
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2022	615,000	645,867
Merrillville Indiana Multi School Building Corp.	5.000%	07/15/2026	1,000,000	1,221,930
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	663,250
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,623,182
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	452,632
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	950,964
Newark Ohio CSD GO Unlimited (School District Credit Program)	4.000%	12/01/2026	235,000	262,208
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	578,715
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation	2.500%	12/01/2019	150,000	150,739
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited	5.000%	12/01/2028	100,000	114,808
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited	5.000%	12/01/2029	150,000	171,934
Olentangy Ohio LSD GO Unlimited	4.000%	12/01/2026	1,000,000	1,085,010
Orange County Florida School Board Certificates of Participation	5.000%	08/01/2032	500,000	584,610
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	284,086
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,282,230
Sarah Scott Indiana Middle School Building Corp. Revenue	5.000%	07/10/2022	640,000	706,982
Southwest Ohio LSD of Hamilton County GO Umlimited (SDCP)	4.000%	12/01/2026	930,000	1,084,808
South-Western City Ohio SD GO Unlimited	3.000%	12/05/2019	1,200,000	1,207,380
South-Western City Ohio SD GO Unlimited	4.000%	12/01/2025	1,000,000	1,072,160
Switzerland Ohio LSD GO Unlimited (SDCEP Insured)	4.000%	12/01/2026	415,000	449,038
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	784,700
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	210,000	239,942
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	568,175
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	$395,479
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,582,598
Vandalia Butler Ohio CSD GO Unlimited	3.000%	12/01/2024	500,000	535,210
Vermillion Ohio LSD Certificates of Participation	5.000%	12/01/2023	230,000	241,111
Wadsworth Ohio CSD GO Unlimited	3.000%	12/01/2019	120,000	120,754
Wadsworth Ohio CSD GO Unlimited	3.500%	12/01/2022	215,000	222,998
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	937,474
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2033	1,075,000	1,166,536
Washington County Kentucky SD Finance Corp. Revenue Bond	3.000%	08/01/2019	185,000	185,226
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	433,378
Western Reserve Ohio LSD GO (SDCEP Insured)	4.000%	12/01/2022	240,000	245,534
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	675,607
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	884,366
Wyoming Ohio CSD GO Unlimited	5.000%	12/01/2023	200,000	229,524
Zanesville Ohio CSD GO Unlimited (SDCEP Insured)	4.500%	12/01/2019	200,000	202,598
28.6% – Total For School District				$60,001,302
Kentucky Asset and Liability Commission Revenue	5.250%	09/01/2023	965,000	1,107,502
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	650,710
Kentucky Association of Counties Finance Corp. Revenue*	4.250%	02/01/2023	180,000	185,362
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	560,105
Kentucky Interlocal School Transportation Assoc. Certificate of Participation	3.000%	03/01/2024	560,000	581,386
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2023	350,000	398,297
Kentucky Property and Buildings Commission Revenue	5.000%	11/01/2026	1,000,000	1,199,510
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	699,540
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	695,844
Ohio Building Authority Revenue	5.000%	10/01/2020	215,000	216,952
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,909,804
Ohio Department of Administration Certificate of Participation	4.000%	09/01/2025	775,000	824,747
Ohio Department of Administration Certificate of Participation	5.000%	03/01/2020	500,000	512,215
Ohio Department of Administration Certificate of Participation	5.000%	09/01/2023	1,320,000	1,446,232
Ohio Department of Administration Certificate of Participation	5.000%	03/01/2024	300,000	328,608
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project	4.000%	09/01/2027	145,000	153,719
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project	5.000%	09/01/2020	810,000	844,587
5.9% – Total For State Agency				$12,315,120
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,994,238	2,113,114
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured)	3.550%	05/01/2023	190,000	195,880
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2019 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured)	4.650%	09/01/2024	20,000	$20,492
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	1,205,000	1,268,636
1.7% – Total For Housing				$3,598,122
Total Municipal Income Securities – Bonds 96.5%				$202,335,275
(Identified Cost $187,343,586)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund***			8,136,111	8,136,111
Total Cash Equivalents 3.9%				$8,136,111
(Identified Cost $3,328,111)
Total Portfolio Value 100.4%				$210,471,386
(Identified Cost $204,025,269)
Liabilities in Excess of Other Assets -0.4%				$(900,324)
Total Net Assets 100.0%				$209,571,062

*
Pre-refunded/Escrowed-to-Maturity Bonds; as of June 30, 2019, these bonds represented 0.61% of total assets.

**
Variable Rate Security; the rate shown is as of June 30, 2019.

***
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 1.64%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
LSD – Local School District
MBIA – Municipal Bond Insurance Association
PSD – Public School District
SD – School District
SDCP – Ohio School District Credit Program
SDCEP – Ohio School District Credit Enhancement Program
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$348,853,445	$74,613,656	$20,206,396
Cash & Cash Equivalents	—	—	874
Dividends and Interest Receivable	386,162	98,987	101,261
Securities Sold Receivable	—	313,486	36,880
Fund Shares Sold Receivable	37,773	—	—
Total Assets	$349,277,380	$75,026,129	$20,345,411
Liabilities:
Accrued Management Fees	$282,395	$59,306	$16,321
Due to Custodian	—	—	—
Securities Purchased Payable	—	—	—
Fund Shares Redeemed Payable	154,798	1,634	2,887
Total Liabilities	$437,193	$60,940	$19,208
Net Assets	$348,840,187	$74,965,189	$20,326,203
Net Assets Consist of:
Paid in Capital	$272,248,224	$66,842,389	$16,936,310
Accumulated Earnings	76,591,963	8,122,801	3,389,893
Net Assets	$348,840,187	$74,965,190	$20,326,203
Shares Outstanding (Unlimited Amount Authorized)	12,804,768	1,827,750	779,769
Offering, Redemption and Net Asset Value Per Share	$27.24	$41.02	$26.07
*Identified Cost of Investment Securities	$276,653,130	$68,415,223	$16,440,278
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$730,423,676	$210,471,386
Cash & Cash Equivalents	—	6,097
Dividends and Interest Receivable	4,664,851	1,540,201
Receivable for CMO Paydowns	68	—
Fund Shares Sold Receivable	298,193	120,350
Total Assets	$735,386,788	$212,138,034
Liabilities:
Accrued Management Fees	$511,206	$111,559
Due to Custodian	—	—
Securities Purchased Payable	68	2,455,413
Fund Shares Redeemed Payable	129,911	—
Total Liabilities	$641,185	$2,566,972
Net Assets	$734,745,603	$209,571,062
Net Assets Consist of:
Paid in Capital	$706,318,761	$202,831,771
Accumulated Earnings	28,426,842	6,739,291
Net Assets	$734,745,603	$209,571,062
Shares Outstanding (Unlimited Amount Authorized)	42,649,720	11,873,906
Offering, Redemption and Net Asset Value Per Share	$17.23	$17.65
*Identified Cost of Investment Securities	$701,291,916	$204,025,269
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Six Months Ended 6/30/2019	Six Months Ended 6/30/2019	Six Months Ended 6/30/2019
Investment Income:
Dividends	$3,403,216	$626,063	$220,544
Less: Foreign withholding taxes on dividends	—	(1,972)	(38,367)
Total Investment Income	$3,403,216	$624,091	$182,177
Expenses:
Management Fee	$1,580,550	$349,037	$97,214
Net Expenses	$1,580,550	$349,037	$97,214
Net Investment Income	$1,822,666	$275,054	$84,963
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$10,362,672	$1,348,439	$(13,355)
Net Change in Unrealized (Loss) On Investments	47,006,356	10,196,519	2,174,717
Net Gain/(Loss) on Investments	$57,369,028	$11,544,958	$2,161,362
Net Change in Net Assets from Operations	$59,191,694	$11,820,012	$2,246,325
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2019	Six Months Ended 6/30/2019
Investment Income:
Interest	$10,451,482	$2,457,189
Dividends	248,489	46,169
Total Investment Income	$10,699,971	$2,503,358
Expenses:
Management Fee	$2,867,911	$627,144
Net Expenses	$2,867,911	$627,144
Net Investment Income	$7,832,060	$1,876,214
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$316,417	$273,708
Net Change in Unrealized Gain (Loss) On Investments	33,810,815	5,525,461
Net Gain/(Loss) on Investments	$34,127,232	$5,799,169
Net Change in Net Assets from Operations	$41,959,292	$7,675,383
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2019

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Six Months Ended 6/30/2019*	Year Ended 12/31/2018	Six Months Ended 6/30/2019*	Year Ended 12/31/2018	Six Months Ended 6/30/2019*	Year Ended 12/31/2018
Operations:
Net Investment Income	$1,822,666	$3,167,516	$275,054	$522,393	$84,963	$405,767
Net Realized Gain (Loss) from Security Transactions	10,362,672	15,156,254	1,348,439	3,484,502	(13,355)	63,885
Net Change in Unrealized Gain (Loss) On Investments	47,006,356	(26,686,853)	10,196,519	(16,063,026)	2,174,717	(2,417,956)
Net Change in Net Assets from Operations	$59,191,694	$(8,363,083)	$11,820,012	$(12,056,131)	$2,246,325	$(1,948,304)
Distributions to Shareholders (see Note 2)	$—	$(22,064,249)	$—	$(4,012,310)	$—	$(440,863)
Capital Share Transactions:
Proceeds From Sale of Shares	$32,640,796	$64,017,364	$5,647,994	$35,723,621	$1,521,482	$4,384,150
Assets Acquired From: Johnson Growth Fund (see Note 8)	—	49,563,951	—	—	—	—
Shares Issued on Reinvestment of Distributions	—	21,953,515	—	4,001,832	—	440,863
Cost of Shares Redeemed	(16,655,267)	(29,721,105)	(4,680,588)	(20,092,992)	(1,390,608)	(2,165,933)
Net Change in Net Assets from Capital Share Transactions	$15,985,529	$105,813,725	$967,406	$19,632,461	$130,874	$2,659,080
Net Change in Net Assets	$75,177,223	$75,386,393	$12,787,418	$3,564,020	$2,377,199	$269,913
Net Assets at Beginning of Year	$273,662,964	$198,276,571	$62,177,771	$58,613,751	$17,949,004	$17,679,091
Net Assets at End of Year	$348,840,187	$273,662,964	$74,965,189	$62,177,771	$20,326,203	$17,949,004
Capital Share Activity(a)
Shares Sold	1,281,016	2,476,881	143,112	831,775	59,834	169,539
Shares acquired from: Johnson Growth Fund (see Note 8)	—	1,988,125	—	—	—	—
Share Reinvested	—	984,463	—	117,081	—	19,118
Shares Redeemed	(648,040)	(1,172,198)	(119,201)	(511,741)	(54,778)	(84,358)
Net Increase (Decrease) in Shares Oustanding	632,976	4,277,271	23,911	437,115	5,056	104,299
Shares Outstanding, beginning of year	12,171,792	7,894,521	1,803,839	1,366,724	774,713	670,414
Shares Outstanding, end of year	12,804,768	12,171,792	1,827,750	1,803,839	779,769	774,713

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2019

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2019*	Year Ended 12/31/2018	Six Months Ended 6/30/2019*	Year Ended 12/31/2018
Operations:
Net Investment Income	$7,832,060	$11,127,040	$1,876,214	$2,922,565
Net Realized Gain (Loss) from Security Transactions	316,417	(378,946)	273,708	61,291
Net Change in Unrealized Gain (Loss) On Investments	33,810,815	(10,582,903)	5,525,461	(1,061,187)
Net Change in Net Assets from Operations	$41,959,292	$165,191	$7,675,383	$1,922,669
Distributions to Shareholders (see Note 2)	$(7,788,200)	$(11,659,758)	$(1,856,748)	$(3,000,325)
Capital Share Transactions:
Proceeds From Sale of Shares	$97,647,339	$260,346,080	$33,649,553	$75,849,549
Shares Issued on Reinvestment of Distributions	7,642,977	11,436,686	1,819,592	2,939,875
Cost of Shares Redeemed	(28,152,837)	(54,511,438)	(10,689,580)	(22,662,933)
Net Change in Net Assets from Capital Share Transactions	$77,137,479	$217,271,328	$24,779,565	$56,126,491
Net Change in Net Assets	$111,308,571	$205,776,761	$30,598,200	$55,048,835
Net Assets at Beginning of Year	$623,437,032	$417,660,271	$178,972,862	$123,924,027
Net Assets at End of Year	$734,745,603	$623,437,032	$209,571,062	$178,972,862
Capital Share Activity(a)
Shares Sold	5,837,134	15,866,696	1,929,079	4,445,823
Share Reinvested	448,308	698,905	103,700	172,677
Shares Redeemed	(1,672,362)	(3,328,202)	(612,456)	(1,332,111)
Net Increase (Decrease) in Shares Oustanding	4,613,080	13,237,399	1,420,323	3,286,389
Shares Outstanding, beginning of year	38,036,640	24,799,241	10,453,583	7,167,194
Shares Outstanding, end of year	42,649,720	38,036,640	11,873,906	10,453,583

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$22.48	$25.12	$21.67	$19.92	$22.93	$23.11
Operations:
Net Investment Income	0.14	0.28	0.26	0.29	0.38	0.30
Net Realized and Unrealized Gains/(Losses) on Securities	4.62	(0.97)	5.15	2.13	(1.87)	1.51
Total Operations	$4.76	$(0.69)	$5.41	$2.42	$(1.49)	$1.81
Distributions:
Net Investment Income	—	(0.28)	(0.26)	(0.29)	(0.38)	(0.30)
Net Realized Capital Gains	—	(1.67)	(1.70)	(0.38)	(1.14)	(1.69)
Total Distributions	$—	$(1.95)	$(1.96)	$(0.67)	$(1.52)	$(1.99)
Net Asset Value, end of year	$27.24	$22.48	$25.12	$21.67	$19.92	$22.93
Total Return(a)	21.17%(c)	2.68%	25.03%	12.16%	(6.56)%	7.73%
Net Assets, end of year (millions)	$348.84	$273.66	$198.28	$150.02	$132.19	$150.13
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.15%(b)	1.23%	1.13%	1.39%	1.62%	1.28%
Portfolio Turnover Rate	15.35%(c)	30.17%	34.76%	42.36%	39.41%	27.89%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$34.47	$42.89	$40.54	$35.08	$39.35	$42.14
Operations:
Net Investment Income	0.15	0.31	0.14	0.20	0.18	0.08
Net Realized and Unrealized Gains/(Losses) on Securities	6.40	(6.40)	6.74	6.09	(1.08)	1.80
Total Operations	$6.55	$(6.09)	$6.88	$6.29	$(0.90)	$1.88
Distributions:		(0.30)	(0.14)	(0.20)	(0.20)	(0.11)
Net Investment Income	—	—	—	(0.05)	—	—
Net Realized Capital Gains	—	(2.03)	(4.39)	(0.58)	(3.17)	(4.56)
Total Distributions	$—	$(2.33)	$(4.53)	$(0.83)	$(3.37)	$(4.67)
Net Asset Value, end of year	$41.02	$34.47	$42.89	$40.54	$35.08	$39.35
Total Return(a)	19.00%(c)	(14.16)%	16.91%	17.90%	(2.39)%	4.37%
Net Assets, end of year (millions)	$74.97	$62.18	$58.61	$41.52	$37.77	$44.88
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.79%(b)	0.69%	0.35%	0.50%	0.40%	0.19%
Portfolio Turnover Rate	23.62%(c)	61.22%	41.50%	34.62%	35.17%	38.37%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$23.17	$26.37	$22.20	$22.01	$24.23	$25.07
Operations:
Net Investment Income	0.33	0.55	0.37	0.43	0.57	0.54
Net Realized and Unrealized Gains/(Losses) on Securities	2.57	(3.17)	4.18	0.23	(2.11)	(0.83)
Total Operations	$2.90	$(2.62)	$4.55	$0.66	$(1.54)	$(0.29)
Distributions:
Net Investment Income	—	(0.58)	(0.38)	(0.45)	(0.68)	(0.55)
Net Realized Capital Gains	—	—	—	(0.02)	—	—
Total Distributions	$—	$(0.58)	$(0.38)	$(0.47)	$(0.68)	$(0.55)
Net Asset Value, end of year	$26.07	$23.17	$26.37	$22.20	$22.01	$24.23
Total Return(a)	12.52%(c)	(9.93)%	20.50%	(3.00%)	(6.38)%	(1.16)%
Net Assets, end of year (millions)	$20.33	$17.95	$17.68	$14.18	$13.09	$18.23
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.64%(b)	2.02%	1.53%	1.95%	1.85%	2.20%
Portfolio Turnover Rate	2.59%(c)	6.87%	2.48%	7.71%	20.49%	10.25%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$16.39	$16.84	$16.67	$16.61	$17.03	$16.47
Operations:
Net Investment Income	0.19	0.32	0.31	0.30	0.32	0.35
Net Realized and Unrealized Gains/(Losses) on Securities	0.84	(0.44)	0.22	0.21	(0.27)	0.71
Total Operations	$1.03	$(0.12)	$0.53	$0.51	$0.05	$1.06
Distributions:
Net Investment Income	(0.19)	(0.33)	(0.33)	(0.32)	(0.35)	(0.39)
Return of Capital	—	—	—	0.00(a)	—	—
Net Realized Capital Gains	—	—	(0.03)	(0.13)	(0.12)	(0.11)
Total Distributions	$(0.19)	$(0.33)	$(0.36)	$(0.45)	$(0.47)	$(0.50)
Net Asset Value, end of year	$17.23	$16.39	$16.84	$16.67	$16.61	$17.03
Total Return(b)	6.28%(c)	(0.56)%	3.22%	3.08%	0.32%	(6.48)%
Net Assets, end of year (millions)	$734.75	$623.44	$417.66	$303.11	$244.24	$226.14
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	2.32%(c)	2.17%	1.88%	1.83%	1.90%	2.08%
Portfolio Turnover Rate	10.19%(d)	21.95%	34.97%	40.80%	37.09%	27.79%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)
Annualized

(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$17.12	$17.29	$17.06	$17.36	$17.32	$16.83
Operations:
Net Investment Income	0.16	0.32	0.31	0.31	0.34	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	0.53	(0.16)	0.24	(0.30)	0.06	0.53
Total Operations	$0.69	$0.16	$0.55	$0.01	$0.40	$0.90
Distributions:
Net Investment Income	(0.16)	(0.32)	(0.31)	(0.31)	(0.34)	(0.38)
Return of Capital	—	—	—	0.00(a)	0.00(a)	—
Net Realized Capital Gains	—	(0.01)	(0.01)	—	(0.02)	(0.03)
Total Distributions	$(0.16)	$(0.33)	$(0.32)	$(0.31)	$(0.36)	$(0.41)
Net Asset Value, end of year	$17.65	$17.12	$17.29	$17.06	$17.36	$17.32
Total Return(b)	4.04%(c)	0.90%	3.25%	0.05%	2.34%	5.41%
Net Assets, end of year (millions)	$209.57	$178.97	$123.92	$87.75	$66.51	$58.98
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.96%(c)	1.94%	1.85%	1.85%	1.98%	2.19%
Portfolio Turnover Rate	8.49%(d)	10.45%	12.49%	10.05%	13.31%	18.24%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)
Annualized

(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
New Accounting Pronouncement:
On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

2)       Significant Accounting Policies, continued

reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2019) plus undistributed amounts form prior years.
The following information is computed on a tax basis for each item as of June 30, 2019:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	$276,653,130	$68,415,223	$16,440,278	$701,291,916	$204,025,269
Gross unrealized appreciation	69,769,996	10,294,319	5,018,353	29,703,538	6,513,918
Gross unrealized depreciation	(6,629,681)	(4,095,886)	(1,252,235)	(751,155)	(67,801)
Net unrealized appreciation	63,140,315	6,198,433	3,766,118	28,952,383	6,446,117
Undistributed ordinary income	1,845,849	307,515	85,845	(289,069)	19,466
Other accumulated gains/(losses)	11,605,799	1,616,853	(462,070)	(236,472)	273,708
Accumulated Earnings	$76,591,963	$8,122,801	$3,389,893	$28,426,842	$6,739,291
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2018, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:
	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson International Fund	$225,416	$150,431	$375,847
Fixed Income Fund	577,029	312,086	889,115
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

2)       Significant Accounting Policies, continued

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Equity Income Fund	$4	$(4)
Opportunity Fund	—	—
International Fund	—	—
Fixed Income Fund	—	—
Municipal Income Fund	(16,469)	16,469
Reasons for the reclassification of components of net assets are attributable to capital gain distributions from REIT holdings, distribution re-designation for return of capital distributions and/or paydowns received during the year from collateralized mortgage obligations.
The tax character of the distributions paid, as of December 31, 2018, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2017	$5,965,055	$—	$8,653,497	$—	$14,618,554
	2018	5,920,630	—	16,143,619	—	22,064,249
Johnson Opportunity Fund	2017	1,009,120	—	4,659,681	—	5,668,801
	2018	480,234	—	3,532,076	—	4,012,310
Johnson International Fund	2017	236,839	—	—	18,694	255,533
	2018	440,863	—	—	—	440,863
Johnson Fixed Income Fund	2017	6,824,138	—	837,298	—	7,661,436
	2018	11,654,323	—	5,435	—	11,659,758
Johnson Municipal Income Fund	2017	—	1,864,578	58,804	12,185	1,935,567
	2018	—	2,937,619	62,706	—	3,000,325

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time.
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

3)       Security Valuation and Transactions, continued

Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.    Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.    Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2019:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$328,171,846	$—	$—	$328,171,846
Cash Equivalents	20,681,599	—	—	20,681,599
Total	$348,853,445	$—	$—	$348,853,445

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$72,888,675	$—	$—	$72,888,675
Cash Equivalents	1,724,981	—	—	1,724,981
Total	$74,613,656	$—	$—	$74,613,656

International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$108,801	$—	$—	$108,801
Common Stocks*	19,361,742	—	—	19,361,742
Cash Equivalents	735,853	—	—	735,853
Total	$20,206,396	$—	$—	$20,206,396

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

3)       Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$343,948,251	$—	$343,948,251
Certificates of Deposit	—	258,266	—	258,266
U.S. Government Treasury Obligations	—	158,960,424	—	158,960,424
U.S. Government Agency Obligations	—	35,292,403	—	35,292,403
U.S. Government Agency Obligations – Mortgage-Backed	—	164,213,347	—	164,213,347
Taxable Municipal Bonds	—	18,329,865	—	18,329,865
Preferred Stocks	6,794,497	—	—	6,794,497
Cash Equivalents	2,626,623	—	—	2,626,623
Total	$9,421,120	$721,002,556	$—	$730,423,676

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$202,335,275	$—	$202,335,275
Cash Equivalents	8,136,111	—	—	8,136,111
Total	$8,136,111	$202,335,275	$—	$210,471,386

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 20, 2019.
4)       Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.
The Adviser received management fees for the six months ended June 30, 2019, as indicated below.
Fund	Fee	Management Fee	Payable as of June 30, 2019
Equity Income Fund	1.00%	$1,580,550	$282,395
Opportunity Fund	1.00%	349,037	59,306
International Fund	1.00%	97,214	16,321
Fixed Income Fund	0.85%	2,867,911	511,206
Municipal Income Fund	0.65%	627,144	111,559
5)       Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $24,000 for the 6 months ended June 30, 2019, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

5)       Related Party Transactions, continued

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2019, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	68.18%
Opportunity Fund	75.62%
International Fund	34.53%
Fixed Income Fund	92.52%
Municipal Income Fund	97.29%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
6)       Purchases and Sales of Securities:
From January 1, 2019 through June 30, 2019, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$50,207,648	$46,962,179	$—	$—
Johnson Opportunity Fund	16,219,122	16,562,584	—	—
Johnson International Fund	1,081,559	477,139	—	—
Johnson Fixed Income Fund	111,476,447	60,523,980	36,703,152	7,956,019
Johnson Municipal Income Fund	21,367,043	14,066,881	—	—
7)       Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
8)       Merger of the Equity Income Fund and the Growth Fund:
The Equity Income Fund acquired all of the assets and liabilities of the Growth Fund in a tax-free reorganization at the close of business on April 20, 2018, pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on January 31, 2018. The acquisition was accomplished by a tax-free exchange of 1,750,757.706 shares of the Growth Fund (valued at $28.31 per share) for 1,988,124.783 shares of the Equity Income Fund (valued at $24.93 per share). Each share of the Growth Fund was exchanged for 1.13558 shares of the Equity Income Fund. The Growth Fund’s net assets, on the day of reorganization, were $49,563,951 including $9,052,398 of unrealized appreciation, and were combined with the Equity Income Fund’s net assets. The net assets of the Equity Income Fund and the Growth Fund, immediately before the acquisition, were $209,264,335, and $49,563,576, respectively. The combined net assets immediately after the acquisition were $258,827,911 for 10,382,576 shares outstanding.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

8)       Merger of the Equity Income Fund and the Growth Fund, continued

Assuming the reorganization had been completed on January 1, 2018, the beginning of the annual reporting period for both Funds, the Equity Income Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows:
Net investment income	$3,174,739
Net realized gain (loss) on investment transactions	15,156,254
Net change in unrealized appreciation (depreciation) on investments	(17,634,455)
Net increase (decrease) in net assets resulting from operations	$696,538
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Growth Fund that have been included in the Equity Income Fund’s statement of operations since April 20, 2018.

DISCLOSURE OF EXPENSES (Unaudited)	June 30, 2019 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2018 and held through June 30, 2019.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period* January 1, 2019 – June 30, 2019
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,211.74	$5.48
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,095.01	$5.43
Hypothetical Return	$1,000.00	$1019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$1,125.16	$5.27
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,051.25	$4.32
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,030.96	$3.27
Hypothetical Return	$1,000.00	$1,021.57	$3.26

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

Review and Renewal of the Management Agreements	June 30, 2019 – Unaudited

At a regular board meeting of the Johnson Mutual Funds Trust, on May 30, 2019, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees reviewed information and responses to the Section 15(c) questionnaire provided by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided by the Adviser to the Funds, the compensation received for management services, Fund performance for various periods, profitability of the Adviser with respect to the Funds and economies of scale.
Regarding the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided by the Adviser that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust and the Funds since 1992. The Board reviewed the firm personnel who serve as portfolio managers to the various Funds and discussed the quality of the portfolio management and other management services being provided to the Funds by the Adviser. The Trustees noted their cooperative relationship with the Adviser. The CCO then reviewed the Adviser’s compliance program, the resources allocated to compliance matters. The Board noted the responsiveness of the Adviser to issues raised by the Trust’s Chief Compliance Officer. Counsel noted for the benefit of the Trustees that there are not any recent litigations nor regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality services to the Funds.
Next, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2019 and May 29, 2019. The Board reviewed the performance of the Fund and its Morningstar category (the “Peer Group”) to each Fund’s benchmark index. The Trustees considered the ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1, 3, 5, 7 and 10-year returns to those of its respective benchmark. The Board then discussed the Funds’ performance with a representative of the Adviser, noting their overall satisfaction with the performance over the various periods.
The Trustees recognized that the Equity Income Fund had outperformed the S&P 500 Index for the 1 and 3-year periods as well as for the period year-to-date through May 29, 2019. For the Opportunity Fund, the Trustees noted that the Fund had underperformed the Russell 2500 Index for the 1 year and 3-year periods. A representative of the Adviser noted the Fund’s conservative approach and stated that recent underperformance was driven by stock selection. The Trustees noted the International Fund outperformed its benchmark for the 1-year period and has slightly underperformed for the 3-year period. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund’s returns had essentially been in line with those of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 1 and 3-year periods. The Trustees noted that the Municipal Income Fund had outperformed the Bloomberg Barclays 5-year GO Index for the 1-year and 5-year periods. After discussion, the Trustees agreed that each of the Funds had reasonable performance.
The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund Class I shares had outperformed its benchmark, the ICE Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index, for each of the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund Class Ishares, noting that it had outperformed the Bloomberg Barclays Intermediate U.S. Government Credit Index for all periods as well.

Review and Renewal of the Management Agreements	June 30, 2019 – Unaudited

With respect to the Core Bond Fund Class I shares, the Board noted that the Fund had also outperformed the Bloomberg Barclays U.S. Aggregate Index for the 1, 3, 5-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund was roughly in line with its benchmark, the S&P 500 Index, for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.
With respect to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees discussed the fees paid to the Adviser for the fiscal year ended December 31, 2018 by the Funds. The Trustees also reviewed a report from the Adviser that included a percentile ranking of the expense ratio of each Fund compared to the average expense ratios of the funds in the applicable Morningstar category. Counsel noted that total expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure where the Adviser pays substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund were well below the mean, while expense ratios for Equity Income Fund, Opportunity Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the overall profitability of the Adviser with respect to the Funds. The Trustees, including the Independent Trustees, concluded that the Management Fee paid by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with each of the Funds is not excessive.
The Trustees then reviewed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable and given the asset levels of the Funds and other information, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives of the Adviser discussed the potential for additional inflows into the Funds and that they would continue to evaluate each Fund’s management fee and breakpoints (as applicable) in light of any such inflows. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board renewed the Management agreements for an additional year.

ADDITIONAL INFORMATION	June 30, 2019 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati, OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (77) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (76) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (76) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	9	None
James J. Berrens (53) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (61) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002 – 2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (48) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (60) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	N/A	N/A
Scott J. Bischoff (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (47) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	N/A	N/A

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100(800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

SEMI-ANNUAL REPORT
Johnson Institutional Short Duration Bond Fund
Johnson Institutional Intermediate Bond Fund
Johnson Institutional Core Bond Fund
Johnson Enhanced Return Fund
June 30, 2019 (Unaudited)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Letter from the Fund President:	July 2019

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2019 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2019 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Stocks Volatile but Strong amid Slowing Economy, Trade Dispute
An up-and-down second quarter resulted in further stock-market gains, capping off the best first half for the S&P 500 Index since 1997. The market volatility that began last October continued in the first half of 2019. Stocks plunged nearly 20% in late 2018 on fears of rising interest rates, trade uncertainty, and Chinese economic worries. The S&P 500 bounced back in a big way in the first quarter, gaining 13% as the Fed tempered expectations for rate increases and trade tensions seemed to ease.
In April, the S&P 500 reclaimed the October 2018 highs as earnings surpassed lowered expectations and it appeared the U.S. and China were making progress on trade talks. Then in May, leaders from both sides turned up the heat on each other. President Trump simultaneously threatened tariffs on Mexico and threatened to dramatically increase tariffs on China, sending markets down sharply. In June, the Fed signaled its willingness not only to abandon plans for interest rate hikes, but to cut rates if economic conditions deteriorate. This boosted stocks, and the S&P gained 7% in June alone. Tech stocks were the most volatile in the first half but ultimately finished first among the sectors, followed by consumer discretionary, industrials, and real estate. Health care, telecom, energy, and utilities lagged significantly but still gained nicely.
Interest Rates Fall, Bond Prices Rise, Sending Different Signals than Stocks
The bond market seemed to be signaling rising economic risk even as stocks flirted with record highs. Bond yields fell around the world and in the U.S. as the global economy showed signs of slowing, and as central banks telegraphed the prospect of further interest-rate cuts. The yield on the 10-year U.S. Treasury note fell a half percent from 2.5% in March to 2.0% in June. Bond yields in most developed economies are even lower, with some in or approaching negative territory. This led to solid gains for bond investors in the first half. The Barclays Aggregate Bond Index gained more than 6%.
Meanwhile, the yield curve has remained flattish or even inverted at some points, which is historically an indicator of further economic weakness to come. Typically, the bond market has been a more reliable indicator of future economic performance than stocks.
Economy Softening; Recession Risk Rising but Still Relatively Low
The Fed and the bond market have reacted to risks from the trade dispute. In addition, each has reacted to signs of slowing growth abroad and early signals of slowing in the U.S. Economic data that typically provide early signals of future activity have been slowing since last September, suggesting a possible (but not certain) growth slowdown ahead. The U.S. expansion is now in its 121st month, the longest on record and more than twice as long as the average since World War II. However, this expansion has been weaker than most economic expansions.
This isn’t the first time the economy has seemed to be cooling off during the current expansion. Similar slowdowns occurred in 2012 and 2016. There are still many indications the economy is healthy and growing. For example, small business optimism is strong and consumer confidence is high. And while the yield curve has been flattening, there are numerous recession indicators that are not flashing red (or yellow).
The future of this expansion is likely to hinge mostly on the impact from the trade negotiations with China. So far, the tariffs imposed have damaged sentiment as much or more as actual trade activity. The latest rounds of tariffs will be a more direct hit to consumer goods, which could lead to a more painful outcome than those imposed thus far. This points to the significance of the negotiations ahead. The long-term impact of trade policy is hotly debated, but it seems clear that the short-term impact of additional tariffs could be a major roadblock to a continuation of the current expansion.

1

Letter from the Fund President:	July 2019

Earnings Growth Down after Strong 2018
Corporate earnings received a boost from the tax reform that took effect in 2018, and this is a headwind to further earnings growth in 2019. Earnings grew by more than 20% in 2018, but this year are forecasted to be negative in the second and third quarters, with a slight bump in the fourth quarter. However, any forecasts should be taken with a healthy amount of skepticism given the enormous uncertainty of the outlook for trade policy. If the trade war intensifies, it is likely to further hinder earnings growth, increasing the risk of an earnings recession.
Fed Likely to Cut Interest Rates
The Fed has pivoted quickly from a hawkish stance in late 2018 to a more dovish posture today. As recently as last fall, the Fed was telegraphing rate hikes in order to fight rising inflation. Then the stock market sold off and economic growth and inflation seemed to be cooling as the trade dispute heated up. By January, the Fed had shifted its language to a more “patient” approach, and by June it was signaling potential rate cuts.
The Fed cut rates at their most recent meeting in July and additional cuts are likely. Fed Chairman Powell has directly acknowledged the impact of the trade negotiations on the Fed’s outlook, and indicated the Fed is ready to respond accordingly if trade disputes lead to further economic weakness.
The rate cut in July is being termed an “insurance” cut, because it was done in an effort to cushion the impact of increased tariffs as opposed to overwhelming tangible evidence of economic slowdown. Low inflation is another reason the Fed is able to cut rates, because it provides more flexibility to cut without risking overheating the economy.
When Uncertainty Abounds, Discipline is Key
By definition, the future is always full of uncertainty. Investing is a constant exercise in decision-making in the midst of it. There are times when it seems there are more questions than ever, and during such periods it is crucial to stick to a disciplined, consistent strategy.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	Performance Review – June 30, 2019 Unaudited

The Johnson Institutional Short Duration Bond Fund Class I shares provided a total return of 3.09% during the first half of 2019, compared to a 2.72% return for the Bank of America/Merrill Lynch 1-3 Year US Corporate & Government Index.
Short duration bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. Throughout the first half of the year, however, equity market volatility and the economic impact of trade policy called into question the Fed’s ability to continue raising interest rates. After enacting a total of four 25 basis point rate hikes during the prior year, the Fed elected to forego additional policy tightening, leaving the Federal Funds rate unchanged at 2.50%. As a result, longer term interest rates fell sharply during the first half of this year. The Fund has maintained a duration neutral to that of its benchmark, which had limited effect on relative returns as rates moved lower.
Credit spreads began the year at elevated levels, following a sharp equity market decline in the fourth quarter of last year. Spreads tightened consistently throughout the first quarter but began to widen again by April as it became clear that economic growth was slowing. The industrial sector underperformed financials and utilities as multinational manufacturing companies were most acutely affected by the President’s decision to implement additional tariffs on Chinese imports. The Fund’s underweight position to the industrial sector was additive to performance relative to its benchmark. Additionally, the Fund’s focus on high quality credits with lower spread volatility was helpful as well. More than 60% of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward into the second half of the year, we expect softening in economic conditions which will likely warrant easier monetary policy. In fact, recent Fed communication suggests that interest rate cuts are increasingly likely this year. As domestic companies struggle with the increasing cost of Chinese imports, businesses may elect to cut back on capital investment which could lead to somewhat depressed manufacturing activity. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a robust labor market. Overall, the rate of economic growth has slowed but is not yet consistent with a contraction. In anticipation of a pivot to easier monetary policy, further meaningful upside in interest rates is unlikely. As such, the Fund has maintained its neutral duration stance relative to its benchmark. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to the first half of this year.
Performance Information
Class I Shares

$10,000 Initial Investment
Since June 30, 2019
14,000
13,000
12,000
11,000
10,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Johnson Institutional Short Duration Bond Fund - Class I
B of A/ML 1–3 year US Corp/Govt Index

Average Annual Total Returns	as of June 30, 2019
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A/ML 1-3 Year US Corp/Govt Index
Six Months	3.09%	2.72%
One Year	4.35%	4.29%
Five Years	1.64%	1.46%
Ten Years	2.06%	1.63%

3

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	Performance Review – June 30, 2019 Unaudited

Performance Information
Class F Shares

$10,000 Initial Investment
Since Inception (May 1, 2018)
10,500
10,400
10,300
10,200
10,100
10,000
May-18
Dec-18
Jun-19
Johnson Institutional Short Duration Bond Fund - Class F
B of A/ML 1–3 year US Corp/Govt Index

Average Annual Total Returns	as of June 30, 2019
	Johnson Institutional Short Duration Bond Fund – Class F Shares	B of A/ML 1-3 Year US Corp/Govt Index
Six Months	2.95%	2.72%
One Year	4.05%	4.29%
Since Inception*	3.74%	4.05%
*
Inception date was May 1, 2018.

Portfolio Information

Holdings by Industry Sectors
(as a percentage of total net assets)

Money Market, net of other assets and liabilities, 3.4%
Taxable Municipal, 1.9%
US Govt Agency Obligations, 14.2%
Finance, 27.4%
US Govt Treasury Obligations, 5.8%
Mortgage Backed Securities, 15.8%
Industrial, 17.5%
Certificates of Deposit, 0.2%
Utilities, 13.8%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2019 Unaudited

The Johnson Institutional Intermediate Bond Fund Class I shares provided a total return of 5.55% during the first half of 2019, compared to a 4.97% return for the Bloomberg Barclay’s Capital Intermediate Government/Credit Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund maintained a modestly longer duration relative to its benchmark. Throughout the first half of the year, however, equity market volatility and the economic impact of trade policy called into question the Fed’s ability to continue raising interest rates. After enacting a total of four 25 basis point rate hikes during the prior year, the Fed elected to forego additional policy tightening, leaving the Federal Funds rate unchanged at 2.50%. As a result, longer term interest rates fell sharply during the first half of this year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels, following a sharp equity market decline in the fourth quarter of last year. Spreads tightened consistently throughout the first quarter but began to widen again by April as it became clear that economic growth was slowing. The industrial sector underperformed financials and utilities as multinational manufacturing companies were most acutely affected by the President’s decision to implement additional tariffs on Chinese imports. The Fund’s underweight position to the industrial sector was additive to performance relative to its benchmark. Additionally, the Fund’s focus on high quality credits with lower spread volatility was helpful as well. A little more than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward into the second half of the year, we expect softening in economic conditions which will likely warrant easier monetary policy. In fact, recent Fed communication suggests that interest rate cuts are increasingly likely this year. As domestic companies struggle with the increasing cost of Chinese imports, businesses may elect to cut back on capital investment which could lead to somewhat depressed manufacturing activity. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a robust labor market. Overall, the rate of economic growth has slowed but is not yet consistent with a contraction. In anticipation of a pivot to easier monetary policy, further meaningful upside in interest rates is unlikely. As such, the Fund has maintained its somewhat longer duration stance relative to its benchmark. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to the first half of this year.
Performance Information
Class I Shares

$10,000 Initial Investment
Since June 30, 2009
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Johnson Institutional Intermediate Bond Fund - Class I
Bloomberg Barclays Capital Intermediate Govt Credit Index

Average Annual Total Returns	as of June 30, 2019
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/Credit Index
Six Months	5.55%	4.97%
One Year	7.10%	6.93%
Five Years	2.84%	2.39%
Ten Years	3.77%	3.24%

5

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2019 Unaudited

Performance Information
Class F Shares

$10,000 Initial Investment
Since Inception (May 1, 2018)
11,000
10,800
10,600
10,400
10,200
10,000
May-18
Dec-18
Jun-19
Johnson Institutional Intermediate Bond Fund - Class F
Bloomberg Barclays Capital Intermediate Govt Credit Index

Average Annual Total Returns	as of June 30, 2019
	Johnson Institutional Intermediate Bond Fund – Class F Shares	Bloomberg Barclays Capital Intermediate Govt/Credit Index
Six Months	5.38%	4.97%
One Year	6.59%	6.93%
Since Inception*	6.15%	6.53%
*
Inception date was May 1, 2018.

Portfolio Information

Holdings by Industry Sectors
(as a percentage of total net assets)
Preferred Stocks, 1.0%
Money Market, net of other assets and liabilities, 2.7%
Taxable Municipal, 3.9%
Finance, 22.9%
US Govt Treasury, 27.9%
Industrial, 13.3%
Mortgage Backed Securities, 11.1%
Utilities, 9.3%
Certificate of Deposit, 0.2%
US Govt Agency, 7.7%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2019 Unaudited

The Johnson Institutional Core Bond Fund Class I shares provided a total return of 6.66% during the first half of 2019, compared to a 6.11% return for the Bloomberg Barclay’s Capital Aggregate Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund maintained a modestly longer duration relative to its benchmark. Throughout the first half of the year, however, equity market volatility and the economic impact of trade policy called into question the Fed’s ability to continue raising interest rates. After enacting a total of four 25 basis point rate hikes during the prior year, the Fed elected to forego additional policy tightening, leaving the Federal Funds rate unchanged at 2.50%. As a result, longer term interest rates fell sharply during the first half of this year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels, following a sharp equity market decline in the fourth quarter of last year. Spreads tightened consistently throughout the first quarter but began to widen again by April as it became clear that economic growth was slowing. The industrial sector underperformed financials and utilities as multinational manufacturing companies were most acutely affected by the President’s decision to implement additional tariffs on Chinese imports. The Fund’s underweight position to the industrial sector was additive to performance relative to its benchmark. Additionally, the Fund’s focus on high quality credits with lower spread volatility was helpful as well. A little more than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward into the second half of the year, we expect softening in economic conditions which will likely warrant easier monetary policy. In fact, recent Fed communication suggests that interest rate cuts are increasingly likely this year. As domestic companies struggle with the increasing cost of Chinese imports, businesses may elect to cut back on capital investment which could lead to somewhat depressed manufacturing activity. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a robust labor market. Overall, the rate of economic growth has slowed but is not yet consistent with a contraction. In anticipation of a pivot to easier monetary policy, further meaningful upside in interest rates is unlikely. As such, the Fund has maintained its somewhat longer duration stance relative to its benchmark. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to the first half of this year.
Performance Information
Class I Shares

$10,000 Initial Investment
Since June 30, 2009
18,000
16,000
14,000
12,000
10,000
8,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Johnson Institutional Core Bond Fund - Class I
Bloomberg Barclays Capital Aggregate Index

Average Annual Total Returns	as of June 30, 2019
	Johnson Institutional Core Bond Fund – Class I Shares	Bloomberg Barclays Capital Aggregate Index
Six Months	6.66%	6.11%
One Year	8.45%	7.87%
Five Years	3.46%	2.95%
Ten Years	4.59%	3.90%

7

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2019 Unaudited

Performance Information
Class F Shares

$10,000 Initial Investment
Since Inception (May 1, 2018)
11,000
10,800
10,600
10,400
10,200
10,000
May-18
Dec-18
Jun-19
Johnson Institutional Core Bond Fund - Class F
Bloomberg Barclays Capital Aggregate Index

Average Annual Total Returns	as of June 30, 2019
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
Six Months	6.50%	6.11%
One Year	7.93%	7.87%
Since Inception*	7.49%	7.47%
*
Inception date was May 1, 2018

Portfolio Information

Holdings by Industry Sectors
(as a percentage of total net assets)
Preferred Stocks, 0.8%
Money Market, net of other assets and liabilities, 0.9%
Taxable Municipal, 3.4%
US Govt Agency, 5.0%
Finance, 22.2%
US Govt Treasury, 22.0%
Industrial, 11.7%
Certificate of Deposit, 0.1%
Utilities, 11.4%
Mortgage Backed Securities, 22.5%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

Johnson Enhanced Return Fund	Performance Review – June 30, 2019 Unaudited

The total return for the Johnson Enhanced Return Fund during the first half of 2019 was 20.52% compared to 18.54% for the S&P 500 Index. The Fund’s outperformance was driven by falling short and intermediate bond yields which boosted total returns in the bond portion of the portfolio. Reminder that the Fund uses futures contracts in seeking to replicate the S&P 500 Index and a bond portfolio to enhance the Fund’s returns.
In 2019, the S&P 500 Index posted its best first half since 1997, achieving another record high. After a nearly 20% drop in late 2018, the index rallied more than 27%, which is in alignment with the average recovery from other non-recessionary sell-offs that have occurred over the past 30 years. Returns were positive across sectors and broad-based, with Technology, Consumer Discretionary, and Industrials stocks posting the largest gains. A substantive reason for the strong recovery is the shift in Federal Reserve (“Fed”) outlook as the market moved from expecting 2-3 additional rate hikes to anticipating rate cuts this year. Although incoming economic and inflation data may influence their outlook, the Fed now anticipates modestly easing monetary policy in the coming months. The pace of potential rate increases continues to be instrumental in our strategic positioning of the underlying bond portfolio.
Short duration bond yields began the year at somewhat elevated levels but fell throughout the first half of the year as the Fed elected to forgo additional policy tightening. The decline in government bond yields added to returns in the bond portion of the portfolio and contributed to the Fund’s outperformance relative to its benchmark. In addition, the fund’s corporate bond holdings added to performance as spreads tightened during the first half of 2019. Despite the decrease in bond yields so far this year, The Fund continues to have a yield advantage over the cost of carry in the futures contracts. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward into the second half of the year, we expect softening in economic conditions will likely warrant easier monetary policy. In fact, recent Fed communication suggests that interest rate cuts are increasingly likely this year. As domestic companies struggle with the increasing cost of Chinese imports, businesses may elect to cut back on capital investment, which could lead to somewhat depressed manufacturing activity. Despite these economic headwinds, the consumer should continue to benefit from lower taxes, rising wages, and a robust labor market. Overall, the rate of economic growth has slowed, but is not yet consistent with a contraction. In anticipation of a pivot to easier monetary policy, further meaningful upside in interest rates is unlikely. As such, the Fund has extended duration modestly in the bond portion of the portfolio, which helps to maintain the Fund’s yield advantage and will be additive to performance should interest rates continue to decline.

$10,000 Initial Investment
Since June 30, 2009
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Johnson Enhanced Return Fund
S&P 500 Index

Average Annual Total Returns	as of June 30, 2019
	Enhanced Return Fund	S&P 500 Index
Six Month	20.52%	18.54%
One Year	11.87%	10.42%
Five Years	10.72%	10.71%
Ten Years	15.57%	14.70%

Holdings by Industry Sectors
(as a percentage of total net assets)

Utilities, 13.8%
Certificate of Deposit 0.2%
US Treasury Obligations, 12.4%
US Agency Obligations, 13.1%
Mortgage Backed Securities, 14.0%
Taxable Municipals, 1.2%
Money Market, net of other assets and liabilities, 6.5%
Finance, 26.0%
Industrials, 12.8%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

9

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Credit	2.250%	05/05/2021	2,750,000	$2,750,814
Bank of America Corp.	3.300%	01/11/2023	3,100,000	3,195,408
AON Corp.	5.000%	09/30/2020	2,575,000	2,660,626
BB&T Corp.	5.250%	11/01/2019	2,400,000	2,421,737
BB&T Corp.	3.750%	12/06/2023	800,000	844,333
Chubb INA Holdings Inc.	2.300%	11/03/2020	3,000,000	3,001,283
Fifth Third Bancorp	4.300%	01/16/2024	2,300,000	2,456,185
Huntington Bancshares	2.300%	01/14/2022	2,500,000	2,500,032
JP Morgan Chase & Co.	3.375%	05/01/2023	1,000,000	1,028,165
JP Morgan Chase & Co.	4.500%	01/24/2022	2,000,000	2,108,233
Keycorp	5.100%	03/24/2021	2,500,000	2,613,724
Manufacturers & Traders Trust Co.	2.100%	02/06/2020	3,000,000	2,996,504
MUFG Americas Holding	3.000%	02/10/2025	3,200,000	3,241,168
Morgan Stanley	5.500%	07/28/2021	2,500,000	2,656,158
PNC Bank	2.700%	11/01/2022	2,900,000	2,929,061
Prudential Financial Inc.	5.375%	06/21/2020	750,000	772,268
Suntrust Banks Inc.	2.900%	03/03/2021	2,500,000	2,522,495
Wells Fargo & Co.	3.450%	02/13/2023	2,800,000	2,877,609
27.4% – Total Finance				$43,575,803
Burlington Northern Santa Fe	4.700%	10/01/2019	3,000,000	3,015,297
Chevron Corp. (3 month LIBOR + 0.950%)*	3.475%	05/16/2021	1,000,000	1,015,098
CVS Health Corp.	4.126%	05/15/2021	2,477,000	2,544,210
Eaton Electric Holdings	3.875%	12/15/2020	2,649,000	2,698,257
Emerson Electric Co.	4.250%	11/15/2020	1,200,000	1,232,007
Emerson Electric Co.	4.875%	10/15/2019	1,953,000	1,965,545
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.410%	03/15/2023	3,500,000	3,456,333
Johnson Controls International PLC	3.750%	12/01/2021	1,476,000	1,513,442
Johnson Controls International PLC	5.100%	03/30/2020	1,025,000	1,043,741
Kroger Co.	3.850%	08/01/2023	2,200,000	2,303,885
McDonalds Corp.	2.625%	01/15/2022	1,000,000	1,011,015
Shell International	1.750%	09/12/2021	1,400,000	1,388,401
Shell International	4.375%	03/25/2020	1,800,000	1,827,099
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,784,019
17.5% – Total Industrial				$27,798,349
Duke Energy Corp.	5.050%	09/15/2019	2,494,000	2,505,603
Enterprise Products	3.350%	03/15/2023	2,700,000	2,776,621
Eversource Energy	2.500%	03/15/2021	700,000	701,760
Eversource Energy	2.750%	03/15/2022	1,330,000	1,345,945
Georgia Power Co.	2.850%	05/15/2022	1,600,000	1,620,081
Georgia Power Co.	4.250%	12/01/2019	1,040,000	1,046,627
Interstate Power & Light	3.650%	09/01/2020	2,600,000	2,629,173
National Rural Utilites Corp.	1.500%	11/01/2019	1,000,000	996,531
National Rural Utilites Corp.	2.300%	11/15/2019	1,000,000	999,562
National Rural Utilites Corp.	2.350%	06/15/2020	1,000,000	1,000,592
The accompanying notes are an integral part of these financial statements.

10

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	2.400%	02/01/2020	3,007,000	$3,005,780
NStar	4.500%	11/15/2019	600,000	604,055
Xcel Energy Inc.	4.700%	05/15/2020	2,566,000	2,586,294
13.8% – Total Utilities				$21,818,624
58.7% Total Corporate Bonds				$93,192,776
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	258,266
0.2% – Total For Certificates of Deposit				$258,266
United States Government Treasury Obligations
Treasury Note	1.500%	05/31/2020	2,300,000	2,289,398
Treasury Note	1.125%	04/30/2020	2,500,000	2,481,641
Treasury Note	1.625%	08/31/2022	1,000,000	996,797
Treasury Note (TBill 13-week auction high rate + 0.033%)*	2.190%	04/30/2020	1,800,000	1,798,935
Treasury Note (TBill 13-week auction high rate + 0.043%)*	2.200%	07/31/2020	1,650,000	1,648,253
5.8% – Total United States Government Treasury Obligations				$9,215,024
United States Government Agency Obligations
FHLMC	2.720%	03/27/2023	1,500,000	1,506,413
FHLMC	2.800%	03/27/2024	1,600,000	1,607,780
FHLMC	2.800%	01/30/2023	1,000,000	1,004,279
FHLMC	2.635%	04/24/2024	3,200,000	3,213,597
FHLMC Step-up*	1.750%	08/24/2021	1,500,000	1,499,495
FHLMC Step-up*	2.000%	11/23/2021	2,000,000	1,999,729
FHLMC Step-up*	2.500%	05/10/2022	1,000,000	1,000,456
FHLMC Step-up*	2.250%	06/21/2022	2,000,000	2,000,176
FHLMC Step-up*	2.000%	07/12/2022	2,000,000	2,000,054
FHLMC Step-up*	2.000%	07/18/2022	1,000,000	999,991
FHLMC Step-up*	2.000%	07/26/2022	1,750,000	1,749,836
FHLMC Step-up*	2.150%	10/27/2022	1,900,000	1,900,141
FHLMC Step-up*	2.125%	09/29/2022	2,000,000	2,000,456
14.2% – Total United States Government Agency Obligations				$22,482,403
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.268%	04/01/2042	246,881	253,023
FHLMC Pool G15973	3.000%	07/01/2031	2,416,532	2,471,588
FHLMC Pool G16330	3.500%	08/01/2032	2,735,442	2,837,781
FHLMC Pool G18642	3.500%	04/01/2032	3,660,514	3,785,825
FHLMC Series 2989 Class TG	5.000%	06/15/2025	380,950	399,655
FHLMC Series 4009 Class PA	2.000%	06/15/2041	340,774	342,739
FHLMC Series 4017 Class MA	3.000%	03/15/2041	346,150	354,022
FHLMC Series 4440 Class VC	2.500%	08/15/2026	2,308,586	2,320,090
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%)*	2.752%	02/01/2046	652,183	661,575
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	2.813%	12/01/2044	474,421	484,319
FNMA Pool 465973	3.590%	10/01/2020	2,818,873	2,849,092
FNMA Pool 469488	5.375%	11/01/2021	1,706,423	1,748,429
The accompanying notes are an integral part of these financial statements.

11

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Pool AL6465	3.252%	11/01/2023	527,577	$541,413
FNMA Pool AN3444	2.230%	11/01/2023	3,016,000	3,040,413
FNMA Pool MA0384	5.000%	04/01/2030	562,213	594,587
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	222,015	230,464
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	948,085	941,581
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,260,446	1,282,358
GNMA Pool 2004-95 Class QA	4.500%	03/20/2034	19,365	19,730
GNMA Pool 726475	4.000%	11/15/2024	138,613	143,806
15.8% – Total United States Government Agency Obligations – Mortgage-Backed Securities				$25,302,490
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,473,654
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,500,000	1,593,000
1.9% – Total For Taxable Municipal Bonds				$3,066,654
Total Fixed Income Securities 96.6%				$153,517,613
(Identified Cost $152,378,836)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			1,301,600	1,301,600
Total Cash Equivalents 0.8%				$1,301,600
(Identified Cost $1,301,600)
Total Portfolio Value 97.4%				$154,819,213
(Identified Cost $153,680,436)
Other Assets in Excess of Liabilities 2.6%				$4,014,595
Total Net Assets 100.0%				$158,833,808

*
Variable Rate Security; the rate shown is as of June 30, 2019.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ARM – Adjustable Rate Mortgage
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

12

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	1,300,000	$1,368,537
American Express Co.	3.000%	10/30/2024	2,300,000	2,357,661
AON Corp.	4.000%	11/27/2023	2,116,000	2,228,134
BB&T Corp.	3.950%	03/22/2022	1,000,000	1,039,946
BB&T Corp.	3.750%	12/06/2023	1,000,000	1,055,416
Bank of America Corp.	3.248%	10/21/2027	2,925,000	2,996,933
Fifth Third Bancorp	4.300%	01/16/2024	2,000,000	2,135,813
Huntington Bancshares	2.300%	01/14/2022	2,000,000	2,000,025
JP Morgan Chase & Co.	3.875%	09/10/2024	1,605,000	1,687,391
Keycorp	5.100%	03/24/2021	1,000,000	1,045,490
Keycorp	4.100%	04/30/2028	1,000,000	1,088,322
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,564,059
Morgan Stanley	5.500%	07/28/2021	2,000,000	2,124,926
MUFG Americas Holdings Corp.	3.000%	02/10/2025	1,000,000	1,012,865
MUFG Americas Holdings Corp.	3.250%	06/18/2022	1,290,000	1,330,450
PNC Bank	3.500%	01/23/2024	2,000,000	2,106,240
Suntrust Bank Inc.	2.900%	05/01/2025	2,000,000	2,141,557
US Bancorp	3.100%	04/27/2026	2,000,000	2,043,225
US Bancorp	3.600%	09/11/2024	1,000,000	1,050,122
Wells Fargo & Co.	4.300%	07/22/2027	1,400,000	1,512,475
Wells Fargo & Co.	4.480%	01/16/2024	1,220,000	1,307,734
22.9% – Total Finance				$35,197,321
CVS Health Corp.	3.875%	07/20/2025	2,000,000	2,088,357
Eaton Corp.	2.750%	11/02/2022	1,900,000	1,925,060
General Electric Capital Corp. (3 month LIBOR + 1.00%)*	3.410%	03/15/2023	2,950,000	2,913,195
Goodrich Corp.	4.875%	03/01/2020	1,000,000	1,015,343
JP Morgan Chase & Co.	3.300%	04/01/2026	395,000	408,206
Johnson Controls International PLC	3.750%	12/01/2021	990,000	1,015,114
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,043,147
Kroger Co.	3.500%	02/01/2026	2,100,000	2,146,708
McDonalds Corp.	2.625%	01/15/2022	2,000,000	2,022,031
Shell International	3.250%	05/11/2025	1,350,000	1,416,397
Target Corp.	2.500%	04/15/2026	2,000,000	2,012,389
Union Pacific Corp.	3.500%	06/08/2023	2,150,000	2,241,127
13.3% – Total Industrial				$20,247,074
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,295,667
Duke Energy Corp.	5.050%	09/15/2019	620,000	622,884
Enterprise Products	3.750%	02/15/2025	1,860,000	1,967,711
Eversource Energy	2.500%	03/15/2021	1,000,000	1,002,515
Eversource Energy	2.800%	05/01/2023	1,000,000	1,011,581
Interstate Power & Light	3.250%	12/01/2024	1,825,000	1,885,103
Georgia Power Co.	2.000%	03/30/2020	1,300,000	1,294,929
Georgia Power Co.	2.850%	05/15/2022	1,111,000	1,124,944
The accompanying notes are an integral part of these financial statements.

13

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
NStar	4.500%	11/15/2019	500,000	$503,379
Virginia Electric & Power	2.950%	01/15/2022	500,000	507,008
Xcel Energy Inc.	4.700%	05/15/2020	2,000,000	2,015,817
9.3% – Total Utilities				$14,231,538
45.5% Total Corporate Bonds				$69,675,933
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	258,266
0.2% – Total For Certificates of Deposit				$258,266
United States Government Treasury Obligations
Treasury Inflation Protected Security	1.000%	02/15/2046	1,833,144	1,920,600
Treasury Note	1.500%	05/31/2020	8,000,000	7,963,125
Treasury Note	1.750%	11/30/2019	7,250,000	7,238,672
Treasury Note	2.125%	11/30/2023	7,000,000	7,111,836
Treasury Note	2.750%	02/15/2028	7,000,000	7,442,969
Treasury Note	3.125%	11/15/2028	8,000,000	8,774,687
Treasury Note (TBill 13-week auction high rate + 0)*	2.157%	01/31/2020	2,000,000	1,999,019
27.9% – Total United States Government Treasury Obligations				$42,450,908
United States Government Agency Obligations
FHLMC	2.750%	03/25/2024	1,400,000	1,411,170
FHLMC Step-up*	1.875%	07/12/2021	2,000,000	1,999,942
FHLMC Step-up*	2.250%	06/15/2022	1,800,000	1,797,443
FHLMC Step-up*	2.250%	06/21/2022	3,000,000	3,000,263
FHLMC Step-up*	2.000%	07/12/2022	3,500,000	3,500,094
7.7% – Total United States Government Agency Obligations				$11,708,912
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.268%	04/01/2042	264,515	271,096
FHLMC Pool J12635	4.000%	07/01/2025	303,189	315,561
FHLMC Series 2985 Class GE	5.500%	06/15/2025	95,594	101,007
FHLMC Series 3946 Class LN	3.500%	04/15/2041	647,300	665,879
FHLMC Series 4017 Class MA	3.000%	03/15/2041	141,286	144,499
FHLMC Series 4646 Class D	3.500%	01/15/2042	2,642,564	2,735,367
FHLMC Pool G08068	5.500%	07/01/2035	187,458	208,373
FHLMC Pool G18642	3.500%	04/01/2032	2,043,078	2,113,019
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.288%	12/01/2041	262,852	270,582
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	2.813%	12/01/2044	487,293	497,459
FNMA Pool AA4392	4.000%	04/01/2039	253,502	267,257
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,648,000
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	1,920,526	1,900,597
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	1,464,638	1,511,671
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	1,012,323	1,024,462
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	793,320	823,872
FNMA Pool MA0384	5.000%	04/01/2030	224,885	237,835
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	1,126,490	1,154,986
11.1% – Total United States Government Agency Obligations – Mortgage Backed Securities				$16,891,522
The accompanying notes are an integral part of these financial statements.

14

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue	5.330%	06/01/2020	725,000	$743,799
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	3,349,110
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	300,000	313,296
University of Cincinnati Ohio General Receipts Revenue	5.117%	06/01/2021	1,435,000	1,478,380
3.9% – Total Taxable Municipal Bonds				$5,884,585
Total Fixed Income Securities 96.3%				$146,870,126
(Identified Cost $143,086,425)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,535,580
Total Preferred Stocks 1.0%				$1,535,580
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			739,607	739,607
Total Cash Equivalents 0.5%				$739,607
(Identified Cost $739,607)
Total Portfolio Value 97.8%				$149,145,313
(Identified Cost $145,272,063)
Other Assets in Excess of Liabilities 2.2%				$3,258,109
Total Net Assets 100.0%				$152,403,422

*
Variable Rate Security; the rate shown is as of June 30, 2019.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

15

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	3,800,000	$3,895,266
AON Corp.	3.500%	06/14/2024	1,650,000	1,718,622
AON Corp.	3.875%	12/15/2025	1,850,000	1,968,062
AON Corp.	4.000%	11/27/2023	1,000,000	1,052,993
Bank of America Corp.	3.248%	10/21/2027	5,000,000	5,122,963
BB&T Corp.	3.950%	03/22/2022	3,175,000	3,301,830
Chubb INA Holdings Inc.	3.150%	03/15/2025	1,400,000	1,459,502
Fifth Third Bancorp	4.300%	01/16/2024	3,500,000	3,737,672
Huntington Bancshares	2.300%	01/14/2022	225,000	225,003
Huntington Bancshares	3.150%	03/14/2021	3,525,000	3,568,684
JP Morgan Chase & Co.	3.375%	05/01/2023	100,000	102,816
JP Morgan Chase & Co.	3.875%	09/10/2024	3,400,000	3,574,535
Keycorp	4.100%	04/30/2028	3,740,000	4,070,323
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,265,000	1,319,023
Morgan Stanley	2.625%	11/17/2021	3,250,000	3,269,666
MUFG Americas Holdings Corp.	3.250%	06/18/2022	1,150,000	1,186,061
Suntrust Bank Inc.	4.000%	05/01/2025	3,300,000	3,533,570
PNC Bank	3.500%	01/23/2024	3,570,000	3,759,638
US Bancorp	3.100%	04/27/2026	3,500,000	3,575,643
US Bancorp	3.600%	09/11/2024	1,100,000	1,155,134
Wells Fargo & Co.	4.100%	06/03/2026	4,030,000	4,273,905
22.2% – Total Finance				$55,870,911
CVS Health Corp.	3.875%	07/20/2025	3,300,000	3,445,789
Eaton Corp.	2.750%	11/02/2022	3,945,000	3,997,032
General Electric Co.	4.650%	10/17/2021	2,000,000	2,083,800
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.597%	04/15/2023	1,165,000	1,145,803
Georgia Power	2.000%	03/30/2020	1,930,000	1,922,472
Georgia Power	2.000%	09/08/2020	2,525,000	2,510,755
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,274,642
Johnson Controls International PLC	3.750%	12/01/2021	1,000,000	1,025,367
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,043,148
Kroger Co.	4.000%	02/01/2024	150,000	158,581
Kroger Co.	3.500%	02/01/2026	3,300,000	3,373,399
Target Corp.	3.375%	04/15/2029	3,250,000	3,447,765
Union Pacific Corp.	3.500%	06/08/2023	3,800,000	3,961,061
11.7% – Total Industrial				$29,389,614
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	4,420,000	4,665,217
Duke Energy Corp.	2.650%	09/01/2026	475,000	469,619
Duke Energy Corp.	3.550%	09/15/2021	3,325,000	3,399,166
Enterprise Products	3.350%	03/15/2023	1,640,000	1,686,540
Enterprise Products	3.750%	02/15/2025	1,875,000	1,983,579
Eversource Energy	2.800%	05/01/2023	2,225,000	2,250,768
Interstate Power & Light	3.400%	08/15/2025	1,525,000	1,573,507
Interstate Power & Light	3.650%	09/01/2020	2,575,000	2,603,893
The accompanying notes are an integral part of these financial statements.

16

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
National Rural Utilities Corp.	2.300%	11/15/2019	1,595,000	$1,594,302
National Rural Utilities Corp.	3.050%	02/15/2022	100,000	101,895
NStar	4.500%	11/15/2019	1,000,000	1,006,758
Virginia Electric & Power Co.	2.950%	01/15/2022	390,000	395,466
Virginia Electric & Power Co.	2.950%	11/15/2026	1,000,000	1,016,661
Virginia Electric & Power Co.	3.450%	09/01/2022	2,315,000	2,390,891
Xcel Energy Inc.	3.300%	06/01/2025	1,225,000	1,264,396
Xcel Energy Inc.	4.700%	05/15/2020	2,290,000	2,308,111
11.4% – Total Utilities				$28,710,769
45.3% Total Corporate Bonds				$113,971,294
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	258,266
0.1% – Total For Certificates of Deposit				$258,266
United States Government Treasury Obligations
Treasury Bond	2.500%	02/15/2045	9,000,000	8,965,898
Treasury Bond	2.750%	08/15/2047	11,000,000	11,480,391
Treasury Inflation Protected Security	1.375%	02/15/2044	2,411,860	2,736,970
Treasury Note	1.500%	05/31/2020	5,000,000	4,976,953
Treasury Note	1.750%	11/30/2019	4,500,000	4,492,969
Treasury Note	2.500%	05/15/2046	11,800,000	11,731,781
Treasury Note	2.750%	02/15/2028	10,000,000	10,632,813
Treasury Note	1.750%	11/15/2028	500,000	548,418
22.0% – Total United States Government Treasury Obligations				$55,566,193
United States Government Agency Obligations
FHLMC	2.700%	03/27/2024	2,500,000	2,510,535
FHLMC Step-up*	1.750%	08/24/2021	5,225,000	5,223,242
FHLMC Step-up*	2.500%	05/10/2022	2,000,000	2,000,912
FHLMC Step-up*	2.000%	07/18/2022	200,000	199,998
FHLMC Step-up*	2.000%	07/26/2022	1,500,000	1,499,859
FHLMC Step-up*	2.150%	10/27/2022	1,000,000	1,000,074
FHLMC Step-up*	2.125%	09/29/2022	200,000	200,046
5.0% – Total United States Government Agency Obligations				$12,634,666
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.268%	04/01/2042	264,515	271,096
FHLMC Pool G01880	5.000%	08/01/2035	81,633	89,340
FHLMC Pool G06616	4.500%	12/01/2035	162,339	174,406
FHLMC Pool G08068	5.500%	07/01/2035	423,817	471,104
FHLMC Pool G09921	4.000%	07/01/2024	196,012	203,564
FHLMC Pool G13596	4.000%	07/01/2024	725,720	753,702
FHLMC Pool G18642	3.500%	04/01/2032	3,064,617	3,169,528
FHLMC Pool G18667	3.500%	11/01/2032	2,279,396	2,357,483
FHLMC Pool G31087	4.000%	07/01/2038	2,914,672	3,058,097
FHLMC Series 2985 Class GE	5.500%	06/15/2025	83,644	88,381
FHLMC Series 3946 Class LN	3.500%	04/15/2041	647,300	665,879
FHLMC Series 4017 Class MA	3.000%	03/15/2041	282,571	288,997
The accompanying notes are an integral part of these financial statements.

17

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Series 4087 Class PT	3.000%	07/15/2042	883,910	$911,986
FHLMC Series 4161 Class QA	3.000%	02/15/2043	211,390	216,819
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,351,081	1,394,243
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,683,910	1,704,217
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,835,921	1,889,872
FHLMC Series 4808 Class PK	3.500%	10/15/2045	1,416,292	1,460,384
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.288%	12/01/2041	262,852	270,582
FNMA Pool 1107	3.500%	07/01/2032	848,740	880,303
FNMA Pool 889050	6.000%	05/01/2037	289,484	327,374
FNMA Pool 995112	5.500%	07/01/2036	158,502	175,982
FNMA Pool AA4392	4.000%	04/01/2039	253,502	267,257
FNMA Pool AL9309	3.500%	10/01/2031	880,651	910,951
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	3,177,600
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,712,025
FNMA Pool BL0189	3.830%	10/01/2028	2,000,000	2,192,085
FNMA Pool BL0359	3.700%	11/01/2028	4,953,950	5,394,209
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	3,148,686
FNMA Pool MA0384	5.000%	04/01/2030	179,908	190,268
FNMA Pool MA3337	4.000%	04/01/2038	2,200,888	2,296,962
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	135,789	140,956
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	88,384	97,011
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	246,453	267,123
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	2,404,688	2,379,736
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	834,921	848,925
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	385,158	414,256
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	680,258	695,674
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	327,328	338,581
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	1,137,950	1,150,062
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	2,564,553	2,595,304
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,715,703	1,708,507
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	671,271	697,123
FNMA Series 2017-30 Class G	3.000%	07/25/2040	2,205,780	2,244,126
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	1,835,764	1,951,936
GNMA Pool 2009-124 Class L	4.000%	11/20/2038	34,292	34,442
22.5% – Total United States Government Agency Obligations – Mortgage Backed Securities				$56,677,144
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue	5.330%	06/01/2020	750,000	769,448
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	755,415
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	4,002,697
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	139,546
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	295,000	308,074
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	668,706
The accompanying notes are an integral part of these financial statements.

18

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Ohio Higher Education Facilities – Cleveland Clinic Health Systems	3.849%	01/01/2022	945,000	$984,369
Ohio Major New Infrastructure Revenue	4.994%	12/15/2020	850,000	886,601
3.4% – Total Taxable Municipal Bonds				$8,514,856
Total Fixed Income Securities 98.3%				$247,622,419
(Identified Cost $239,063,849)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,128,120
Total Preferred Stocks 0.8%				$2,128,120
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			765,218	765,218
Total Cash Equivalents 0.3%				$765,218
(Identified Cost $765,218)
Total Portfolio Value 99.4%				$250,515,757
(Identified Cost $241,863,884)
Other Assets in Excess of Liabilities 0.6%				$1,527,311
Total Net Assets 100%				$252,043,068

*
Variable Rate Security; the rate shown is as of June 30, 2019.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

ARM – Adjustable Rate Mortgage
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

19

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Credit	2.250%	05/05/2021	2,600,000	$2,600,770
AON Corp.	5.000%	09/30/2020	2,500,000	2,583,133
Bank of America Corp.	3.300%	01/11/2023	2,800,000	2,886,175
BB&T Corp.	5.250%	11/01/2019	1,810,000	1,826,393
BB&T Corp.	3.750%	12/06/2023	1,000,000	1,055,416
Chubb INA Holdings Inc.	2.300%	11/03/2020	2,151,000	2,151,920
Fifth Third Bancorp	4.300%	01/16/2024	2,200,000	2,349,394
Huntington Bancshares	2.300%	01/14/2022	1,500,000	1,500,019
Huntington Bancshares	3.150%	03/14/2021	500,000	506,196
JP Morgan Chase & Co.	4.500%	01/24/2022	2,600,000	2,740,703
PNC Bank	2.700%	11/01/2022	2,700,000	2,727,057
Keycorp	5.100%	03/24/2021	2,000,000	2,090,979
Manufacturers & Traders Trust Co.	2.100%	02/06/2020	2,800,000	2,796,737
MUFG Americas Holding Corp.	3.000%	02/10/2025	1,970,000	1,995,344
Morgan Stanley	5.500%	07/28/2021	2,600,000	2,762,404
Shell International	1.750%	09/12/2021	3,050,000	3,024,731
Suntrust Banks Inc.	2.900%	03/03/2021	2,600,000	2,623,395
Wells Fargo & Co.	3.450%	02/13/2023	2,600,000	2,672,066
26.0% – Total Finance				$40,892,832
Burlington Northern Santa Fe	4.700%	10/01/2019	1,640,000	1,648,362
Chevron Corp. (3 month LIBOR + 0.530)*	3.050%	03/03/2022	2,100,000	2,115,399
CVS Health Corp.	4.126%	05/15/2021	2,300,000	2,362,407
Eaton Electric Holdings	3.875%	12/15/2020	1,465,000	1,492,241
General Electric Capital Corp. (3 month LIBOR + 0.300%)*	2.897%	05/13/2024	1,600,000	1,493,541
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.597%	04/15/2023	2,000,000	1,967,043
Johnson Controls International PLC	5.000%	03/30/2020	1,560,000	1,588,523
Kroger Co.	3.850%	08/01/2023	2,200,000	2,303,885
McDonald’s Corp.	2.625%	01/15/2022	2,300,000	2,325,335
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	2,887,131
12.8% – Total Industrials				$20,183,867
Berkshire Hathaway Energy Company	3.750%	11/15/2023	1,700,000	1,794,314
Duke Energy Corp.	5.050%	09/15/2019	2,748,000	2,760,785
Enterprise Products	3.350%	03/15/2023	2,447,000	2,516,441
Eversource Energy	2.750%	03/15/2022	2,000,000	2,023,977
Eversource	4.500%	11/15/2019	480,000	483,244
Georgia Power	2.850%	05/15/2022	2,600,000	2,632,632
Interstate Power & Light	3.650%	09/01/2020	2,450,000	2,477,490
National Rural Utilites Corp.	2.950%	02/07/2024	1,000,000	1,025,771
National Rural Utilites Corp.	2.350%	06/15/2020	1,817,000	1,818,075
Nevada Power Co.	2.750%	04/15/2020	1,300,000	1,304,641
Virginia Electric & Power	2.950%	01/15/2022	500,000	507,008
Xcel Energy Inc.	4.700%	05/15/2020	2,400,000	2,418,981
13.8% – Total Utilities				$21,763,359
52.6% Total Corporate Bonds				$82,840,058
The accompanying notes are an integral part of these financial statements.

20

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	$258,266
0.2% – Total For Certificates of Deposit				$258,266
United States Government Treasury Obligations
Treasury Note	1.125%	04/30/2020	1,800,000	1,786,781
Treasury Note(b)	1.250%	10/31/2019	3,000,000	2,991,094
Treasury Note(a)	1.500%	05/31/2020	1,665,000	1,657,325
Treasury Note	2.125%	11/30/2023	2,500,000	2,539,941
Treasury Note(a)	3.625%	08/15/2019	5,610,000	5,619,278
Treasury Note (TBill 13-week auction high rate + 0.045%)*	2.202%	10/31/2020	5,000,000	4,992,640
12.4% – Total United States Government Treasury Obligations				$19,587,060
United States Government Agency Obligations
FHLMC	2.650%	02/28/2022	1,500,000	1,505,428
FHLMC	2.720%	03/27/2023	2,000,000	2,008,551
FHLMC	2.635%	04/24/2024	3,300,000	3,314,022
FHLMC	2.800%	01/30/2023	2,800,000	2,811,981
FHLMC	3.000%	01/30/2023	1,637,000	1,638,211
FHLMC Step-up*	2.000%	09/15/2022	1,500,000	1,499,638
FHLMC Step-up*	2.250%	06/15/2022	1,175,000	1,173,331
FHLMC Step-up*	2.250%	06/21/2022	2,910,000	2,910,256
FHLMC Step-up*	2.000%	07/18/2022	1,600,000	1,599,986
FHLMC Step-up*	2.125%	09/29/2022	1,000,000	1,000,228
FHLMC Step-up*	2.150%	10/27/2022	1,200,000	1,200,089
13.1% – Total United States Government Agency Obligations				$20,661,721
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	2,587,580	2,684,388
FHLMC Pool G18642	3.500%	04/01/2032	2,860,309	2,958,226
FHLMC Pool J12635	4.000%	07/01/2025	95,288	99,176
FHLMC Series 4009 Class PA	2.000%	06/15/2041	1,179,604	1,186,404
FHLMC Series 4287 Class AB	2.000%	12/15/2026	658,008	653,399
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,634,976	1,643,122
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.288%	12/01/2041	262,852	270,582
FNMA Pool 1106	3.000%	07/01/2032	896,198	912,693
FNMA Pool 465973	3.590%	10/01/2020	2,710,455	2,739,512
FNMA Pool 469488	5.375%	11/01/2021	1,450,459	1,486,164
FNMA Pool 833200	5.500%	09/01/2035	590,054	654,798
FNMA Pool AM2674	2.610%	03/01/2023	1,515,000	1,539,154
FNMA Pool BM4202	3.500%	12/01/2029	2,856,598	2,959,688
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	640,598	636,204
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,260,446	1,282,358
GNMA Pool 726475	4.000%	11/15/2024	138,613	143,806
GNMA Pool 728920	4.000%	12/15/2024	180,316	187,068
14.0% – Total United States Government Agency Obligations – Mortgage Backed Securities				$22,036,743
The accompanying notes are an integral part of these financial statements.

21

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2019 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue	2.668%	04/01/2021	820,000	$826,855
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,000,000	1,062,000
1.2% Total Taxable Municipal Bonds				$1,888,855
Total Fixed Income Securities 93.5%				$147,272,703
(Identified Cost $146,237,458)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			6,276,976	6,276,976
Total Cash Equivalents 4.0%				$6,276,976
(Identified Cost $6,276,976)
Total Portfolio Value 97.5%				$153,549,679
(Identified Cost $152,514,434)
Other Assets in Excess of Liabilities 2.5%				$3,879,896
Total Net Assets: 100.0%				$157,429,575
Futures Contracts			Long Contracts	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 expiring September 2019 (50 units per contract) (Notional Value of $155,306,550)			1,055	$4,141,170
*
Variable Rate Security; the rate shown is as of June 30, 2019.

**
Variable Rate Security; as of June 30, 2019, the 7 day annualized yield was 2.26%.

(a)
Held as collateral by RJ O’Brien for futures contracts

(b)
Portion held as collateral by RJ O’Brien for futures contracts ($849,000 face)

ARM – Adjustable Rate Mortgage
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$154,819,213	$149,145,313	$250,515,757	$153,549,679
Cash	2,929,450	2,050,000	—	2,090,930
Variation Margin Receivable	—	—	—	701,575
Interest Receivable	1,109,703	917,922	1,595,665	1,131,026
Fund Shares Sold Receivable	32,362	352,160	17,763	216
Receivable for CMO Paydowns	1,491	1,598	1,598	—
Total Assets	$158,892,219	$152,466,993	$252,130,783	$157,473,426
Liabilities:
Accrued Management Fee	$32,724	$31,070	$51,323	$43,851
Fund Shares Redeemed Payable	25,687	32,501	36,392	—
Total Liabilities	$58,411	$63,571	$87,715	$43,851
Net Assets	$158,833,808	$152,403,422	$252,043,068	$157,429,575
Net Assets Consist of:
Paid in Capital	$158,324,625	$148,373,691	$243,870,001	$145,359,105
Accumulated Earnings	509,183	4,029,731	8,173,067	12,070,470
Net Assets	$158,833,808	$152,403,422	$252,043,068	$157,429,575
Pricing of Class I Shares
Net assets applicable to Class I Shares	$158,830,724	$152,400,272	$252,039,883	$157,429,575
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,537,403	9,583,925	15,473,329	9,300,905
Net Asset Value, Offering price and redemption price	$15.07	$15.90	$16.29	$16.93
Pricing of Class F Shares
Net assets applicable to Class F Shares	$3,084	$3,150	$3,185	n/a
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	203	196	194	n/a
Net Asset Value, Offering price and redemption price	$15.17	$16.01	$16.40	n/a
*Identified Cost of Investment Securities	$153,680,436	$145,272,063	$241,863,884	$152,514,434
The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS	June 30, 2019 – Unaudited

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Period Ending 6/30/2019	Period Ending 6/30/2019	Period Ending 6/30/2019	Period Ending 6/30/2019
Investment Income:
Interest	$1,902,064	$2,123,217	$3,489,644	$1,854,213
Dividends	45,805	55,241	78,571	66,438
Total Investment Income	$1,947,869	$2,178,458	$3,568,215	$1,920,651
Expenses:
Gross Management Fee	$231,699	$217,189	$346,935	$250,332
Distribution Fee	4	4	4	—
Management Fee Waiver (Note #4)	(38,617)	(36,199)	(57,824)	—
Distribution Fee Waiver (Note #4)	(1)	(1)	(1)	—
Net Expenses	$193,085	$180,993	$289,114	$250,332
Net Investment Income	$1,754,784	$1,997,465	$3,279,101	$1,670,319
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$50,553	$333,296	$257,049	$(69,373)
Net Realized Gain from Futures Contracts	—	—	—	6,975,212
Net Change in Unrealized Gain on Investments	2,924,571	5,581,511	11,589,470	2,691,269
Net Change in Unrealized Gain on Futures Contracts	—	—	—	14,598,105
Net Gain/(Loss) on Investments	$2,975,124	$5,914,807	$11,846,519	$24,195,213
Net Change in Net Assets from Operations	$4,729,908	$7,912,272	$15,125,620	$25,865,532
The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS	June 30, 2019

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Period Ending 6/30/2019*	Year Ended 12/31/2018	Period Ending 6/30/2019*	Year Ended 12/31/2018	Period Ending 6/30/2019*	Year Ended 12/31/2018	Period Ending 6/30/2019*	Year Ended 12/31/2018
Operations:
Net Investment Income	$1,754,784	$3,101,397	$1,997,465	$3,515,033	$3,279,101	$5,554,707	$1,670,319	$2,793,902
Net Realized Gain (Loss) from Security Transactions	50,553	(189,216)	333,296	(93,901)	257,049	(442,426)	(69,373)	(280,061)
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	6,975,212	2,002,075
Net Change in Unrealized Gain (Loss) on Investments	2,924,571	(1,233,884)	5,581,511	(2,758,989)	11,589,470	(4,728,685)	2,691,269	(1,230,046)
Net Change in Unrealized Gain (Loss) on Futures Contracts	—	—	—	—	—	—	14,598,105	(11,034,616)
Net Change in Net Assets from Operations	$4,729,908	$1,678,297	$7,912,272	$662,143	$15,125,620	$383,596	$25,865,532	$(7,748,746)
Distributions to Shareholders:
From Class I	$(1,941,514)	$(3,259,835)	$(1,994,066)	$(3,641,134)	$(3,331,792)	$(5,829,361)	$(1,708,477)	$(9,131,225)
From Class F	(32)	(5)	(36)	(8)	(38)	(8)	n/a	n/a
Net Change in Net Assets from Capital Share Transactions	$(1,941,546)	$(3,259,840)	$(1,994,102)	$(3,641,142)	$(3,331,830)	$(5,829,369)	$(1,708,477)	$(9,131,225)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$23,084,399	$41,303,874	$14,522,317	$31,235,691	$29,911,639	$62,044,275	$7,699,791	$3,957,689
Proceeds From Subscriptions-in-Kind	—	—	—	—	—	—	—	—
Net Asset Value of Shares Issued on Reinvestment of Dividends	520,089	787,543	398,122	509,317	2,030,470	3,465,169	1,708,477	9,131,111
Payments for Shares Redeemed	(9,586,613)	(37,682,677)	(6,854,528)	(16,885,158)	(8,942,282)	(44,034,870)	(2,064,868)	(8,263,660)
Net Increase from Class I share capital transactions	14,017,875	4,408,740	8,065,911	14,859,850	22,999,827	21,474,574	7,343,400	4,825,140
From Class F
Proceeds from shares sold	2,000	1,000	2,000	1,000	2,000	1,000	n/a	n/a
Net Asset Value of Shares Issued on Reinvestment of Dividends	32	6	36	8	38	8	n/a	n/a
Payments for Shares Redeemed	—	—	—	—	—	—	n/a	n/a
Net Increase from Class F share capital transactions	2,032	1,006	2,036	1,008	2,038	1,008	—	—
Net Change in Net Assets	$16,808,269	$2,828,203	$13,986,117	$11,881,859	$34,795,655	$16,029,809	$31,500,455	$(12,054,831)
Net Assets at Beginning of Year	$142,025,539	$139,197,336	$138,417,305	$126,535,446	$217,247,413	$201,217,604	$125,929,120	$137,983,951
Net Assets at End of Year	$158,833,808	$142,025,539	$152,403,422	$138,417,305	$252,043,068	$217,247,413	$157,429,575	$125,929,120

*
Unaudited

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$14.80	$14.96	$14.98	$14.96	$15.05	$15.03
Operations:
Net Investment Income	0.19	0.31	0.24	0.21	0.17	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	0.27	(0.14)	(0.01)	0.04	(0.07)	0.04
Total Operations	$0.46	$0.17	$0.23	$0.25	$0.10	$0.22
Distributions:
Net Investment Income	(0.19)	(0.33)	(0.25)	(0.23)	(0.19)	(0.20)
Return of Capital(a)	—	—	—	(0.00)	(0.00)	—
Net Realized Capital Gains	—	—	—	—	—	—
Total Distributions	$(0.19)	$(0.33)	$(0.25)	$(0.23)	$(0.19)	$(0.20)
Net Asset Value, end of year	$15.07	$14.80	$14.96	$14.98	$14.96	$15.05
Total Return(b)	3.09%(d)	1.16%	1.54%	1.68%	0.67%	1.44%
Net Assets, end of year (millions)	$158.83	$142.02	$139.20	$124.37	$108.08	$78.27
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.41%(e)	2.06%	1.53%	1.32%	1.07%	1.14%
Ratio of Net Investment Income to average net assets after Waiver	2.46%(e)	2.11%	1.59%	1.38%	1.14%	1.20%
Portfolio Turnover Rate	20.08%(d)	39.88%	48.04%	73.88%	42.30%	42.41%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2019, 2018, 2017, 2016, 2015, and 2014, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2019*	Eight Months ended 12/31/2018
Net Asset Value, beginning of period (effective May 1, 2018)	$14.91	$14.79
Operations:
Net Investment Income	0.18	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	0.26	0.02
Total Operations	$0.44	$0.20
Distributions:
Net Investment Income	(0.18)	(0.08)
Net Realized Capital Gains	—	—
Total Distributions	$(0.18)	$(0.08)
Net Asset Value, end of year	$15.17	$14.91
Total Return(a)	2.95%(c)	1.37%
Net Assets, end of year (millions)	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.48%(d)	1.06%
Ratio of Net Investment Income to average net assets after Waiver	2.23%(d)	1.21%
Portfolio Turnover Rate	20.08%(c)	39.88%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a poriton of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$15.27	$15.63	$15.56	$15.41	$15.61	$15.40
Operations:
Net Investment Income	0.21	0.34	0.35	0.34	0.33	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	0.63	(0.34)	0.11	0.18	(0.19)	0.29
Total Operations	$0.84	$—	$0.46	$0.52	$0.14	$0.66
Distributions:
Net Investment Income	(0.21)	(0.36)	(0.36)	(0.36)	(0.34)	(0.39)
Return of Capital(a)	—	—	—	—	(0.00)	—
Net Realized Capital Gains	—	—	(0.03)	(0.01)	—	(0.06)
Total Distributions	$(0.21)	$(0.36)	$(0.39)	$(0.37)	$(0.34)	$(0.45)
Net Asset Value, end of year	$15.90	$15.27	$15.63	$15.56	$15.41	$15.61
Total Return(b)	5.55%(d)	0.42%	2.99%	3.37%	0.90%	4.31%
Net Assets, end of year (millions)	$152.40	$138.42	$126.54	$110.71	$104.36	$79.64
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.71%(e)	2.61%	2.19%	2.12%	2.06%	2.30%
Ratio of Net Investment Income to average net assets after Waiver	2.76%(e)	2.66%	2.25%	2.18%	2.13%	2.36%
Portfolio Turnover Rate	16.37%(d)	39.66%	40.37%	50.71%	32.75%	34.31%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2019, 2018, 2017, 2016, 2015, and 2014, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

28

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2019*	Eight Months ended 12/31/2018
Net Asset Value, beginning of period (effective May 1, 2018)	$15.39	$15.25
Operations:
Net Investment Income	0.20	0.22
Net Realized and Unrealized Gains/(Losses) on Securities	0.62	0.04
Total Operations	$0.82	$0.26
Distributions:
Net Investment Income	(0.20)	(0.12)
Net Realized Capital Gains	—	—
Total Distributions	$(0.20)	$(0.12)
Net Asset Value, end of year	$16.01	$15.39
Total Return(a)	5.38%(c)	1.72%
Net Assets, end of year (millions)	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.42%(d)	1.31%
Ratio of Net Investment Income to average net assets after Waiver	2.57%(d)	1.46%
Portfolio Turnover Rate	16.37%(c)	39.66%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a poriton of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$15.49	$15.91	$15.73	$15.63	$15.98	$15.43
Operations:
Net Investment Income	0.23	0.37	0.37	0.39	0.39	0.40
Net Realized and Unrealized Gains/(Losses) on Securities	0.80	(0.40)	0.21	0.19	(0.21)	0.63
Total Operations	$1.03	$(0.03)	$0.58	$0.58	$0.18	$1.03
Distributions:
Net Investment Income	(0.23)	(0.39)	(0.39)	(0.40)	(0.42)	(0.43)
Return of Capital(a)	—	—	—	(0.00)	(0.00)	—
Net Realized Capital Gains	—	—	(0.01)	(0.08)	(0.11)	(0.05)
Total Distributions	$(0.23)	$(0.39)	$(0.40)	$(0.48)	$(0.53)	$(0.48)
Net Asset Value, end of year	$16.29	$15.49	$15.91	$15.73	$15.63	$15.98
Total Return(b)	6.66%(d)	0.13%	3.72%	3.67%	1.16%	6.79%
Net Assets, end of year (millions)	$252.04	$217.25	$201.22	$116.69	$86.90	$74.82
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.78%(e)	2.62%	2.29%	2.34%	2.39%	2.46%
Ratio of Net Investment Income to average net assets after Waiver	2.83%(e)	2.67%	2.35%	2.40%	2.46%	2.52%
Portfolio Turnover Rate	11.35%(d)	39.62%	31.42%	42.29%	29.51%	28.30%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2019, 2018, 2017, 2016, 2015, and 2014, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2019*	Eight Months ended 12/31/2018
Net Asset Value, beginning of period (effective May 1, 2018)	$15.61	$15.41
Operations:
Net Investment Income	0.22	0.25
Net Realized and Unrealized Gains/(Losses) on Securities	0.79	0.08
Total Operations	$1.01	$0.33
Distributions:
Net Investment Income	(0.22)	(0.13)
Net Realized Capital Gains	—	—
Total Distributions	$(0.22)	$(0.13)
Net Asset Value, end of year	$16.40	$15.61
Total Return(a)	6.50%(c)	2.14%
Net Assets, end of year (millions)	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.46%(d)	1.29%
Ratio of Net Investment Income to average net assets after Waiver	2.61%(d)	1.44%
Portfolio Turnover Rate	11.35%(c)	39.62%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a poriton of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2019*	Year Ended December 31
		2018	2017	2016	2015	2014
Net Asset Value, beginning of year	$14.21	$16.27	$16.28	$15.17	$15.82	$16.27
Operations:
Net Investment Income	0.19	0.35	0.26	0.18	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Securities	2.72	(1.32)	3.21	1.76	0.07	2.21
Total Operations	$2.91	$(0.97)	$3.47	$1.94	$0.22	$2.37
Distributions:
Net Investment Income	(0.19)	(0.35)	(0.26)	(0.21)	(0.17)	(0.17)
Return of Capital(a)	—	—	—	—	(0.00)	—
Net Realized Capital Gains	—	(0.74)	(3.22)	(0.62)	(0.70)	(2.65)
Total Distributions	$(0.19)	$(1.09)	$(3.48)	$(0.83)	$(0.87)	$(2.82)
Net Asset Value, end of year	$16.93	$14.21	$16.27	$16.28	$15.17	$15.82
Total Return(b)	20.52%(c)	(6.06)%	21.39%	12.89%	1.34%	14.42%
Net Assets, end of year (millions)	$157.43	$125.93	$137.98	$110.18	$97.95	$97.15
Ratios/supplemental data
Ratio of expenses to average net assets	0.30%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	2.35%(d)	2.00%	1.45%	1.16%	0.91%	0.93%
Portfolio Turnover Rate	19.76%(c)	73.00%	40.40%	65.13%	57.75%	56.32%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

32

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.
Effective May 1, 2018, the Bond Funds each added a share class, Class F Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.
2)       Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
New Accounting Pronouncement:
On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13, starting with the December 31, 2018 Annual Report to Shareholders.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2019 was $142,974,127. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gain on futures contracts, as of June 30, 2019, was 4,141,170. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of

33

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

2)       Summary of Significant Accounting Policies, continued

the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of June 30, 2019, RJ O’Brien holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $8,124,000. Net variation margin receivable on futures contracts as of June 30, 2019 was $701,575.
Offsetting Assets and Liabilities:
The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2019, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s asset derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2019.
Liabilities:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged/ Received
Futures Contracts	$701,575	$—	$701,575	$701,575*	$—	$—
Total	$701,575	$—	$701,575	$701,575*	$—	$—

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2019) plus undistributed amounts form prior years.

34

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

2)       Summary of Significant Accounting Policies, continued

The following information is computed on a tax basis for each item as of June 30, 2019:
	Short Duration	Intermediate	Core	Enhanced Return
Cost of Portfolio Investments	$153,680,436	$145,272,063	$241,863,884	$152,514,434
Gross unrealized appreciation	1,322,324	4,051,900	8,959,973	5,373,487
Gross unrealized depreciation	(183,547)	(178,650)	(308,101)	(176,642)
Net unrealized appreciation	1,138,777	3,873,250	8,651,872	5,196,845
Undistributed ordinary income	(186,762)	(86,477)	(300,188)	(114,418)
Other accumulated gains/(losses)	(442,832)	242,958	(178,617)	6,988,043
Accumulated Earnings	$509,183	$4,029,731	$8,173,067	$12,070,470
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2018, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:
	Long-term	Short-term	Total
Short Duration	$330,112	$163,271	$493,383
Intermediate	81,828	106,590	188,418
Core	250,572	446,566	697,138
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon in proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized

35

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

2)       Summary of Significant Accounting Policies, continued

capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$(8,399)	$8,399
Intermediate Bond Fund	—	—
Core Bond Fund	—	—
Enhanced Return Fund	(14,647)	14,647
Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.
The tax character of the distributions paid as of December 31, 2018 is as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Distributions Paid
Short Duration Bond Fund	2017	$2,306,918	$—	$2,306,918
	2018	3,259,840	—	3,259,840
Intermediate Bond Fund	2017	2,678,079	280,242	2,958,321
	2018	3,637,579	3,563	3,641,142
Core Bond Fund	2017	4,027,445	156,115	4,183,560
	2018	5,821,958	7,411	5,829,369
Enhanced Return Fund	2017	10,973,814	13,507,966	24,481,780
	2018	5,441,277	3,689,948	9,131,225

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

36

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

3)       Security Valuation and Transactions, continued

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

37

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

3)       Security Valuation and Transactions, continued

U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2019:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$93,192,776	$—	$93,192,776
Certificates of Deposit	—	258,266	—	258,266
U.S. Treasury Obligations	—	9,215,024	—	9,215,024
U.S. Agency Obligations	—	22,482,403	—	22,482,403
U.S. Agency Obligations – Mortgage-Backed	—	25,302,490	—	25,302,490
Taxable Municipal Bonds	—	3,066,654	—	3,066,654
Cash Equivalents	1,301,600	—	—	1,301,600
Total	$1,301,600	$153,517,613	$—	$154,819,213

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$69,675,933	$—	$69,675,933
Certificates of Deposit	—	258,266	—	258,266
U.S. Treasury Obligations	—	42,450,908	—	42,450,908
U.S. Agency Obligations	—	11,708,912	—	11,708,912
U.S. Agency Obligations – Mortgage-Backed	—	16,891,522	—	16,891,522
Taxable Municipal Bonds	—	5,884,585	—	5,884,585
Preferred Stocks	1,535,580	—	—	1,535,580
Cash Equivalents	739,607	—	—	739,607
Total	$2,275,187	$146,870,126	$—	$149,145,313

38

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

3)       Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$113,971,294	$—	$113,971,294
Certificates of Deposit	—	258,266	—	258,266
U.S. Treasury Obligations	—	55,566,193	—	55,566,193
U.S. Agency Obligations	—	12,634,666	—	12,634,666
U.S. Agency Obligations – Mortgage-Backed	—	56,677,144	—	56,667,144
Taxable Municipal Bonds	—	8,514,856	—	8,514,856
Preferred Stocks	2,128,120	—	—	2,128,120
Cash Equivalents	765,218	—	—	765,218
Total	$2,893,338	$247,622,419	$—	$250,515,757

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$82,840,058	$—	$82,840,058
Certificates of Deposit	—	258,266	—	258,266
U.S. Treasury Obligations	—	19,587,060	—	19,587,060
U.S. Agency Obligations	—	20,661,721	—	20,661,721
U.S. Agency Obligations – Mortgage-Backed	—	22,036,743	—	22,036,743
Taxable Municipal Bonds	—	1,888,855	—	1,888,855
Cash Equivalents	6,276,976	—	—	6,276,976
Sub-Total	$6,276,976	$147,272,703	$—	$153,549,679
Other Financial Instruments**	4,141,170	—	—	4,141,170
Total	$10,418,146	$147,272,703	$—	$157,690,849

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.
The Adviser received management fees for the six months ended June 30, 2019 as indicated below. Effective May 1, 2019, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period (May 1, 2018 to April 30, 2019), and for the Bonds Funds F share classes, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2020.

39

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

4)       Investment Advisory Agreement, continued

For the six months ended June 30, 2019, information regarding fees was as follows:
Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$193,082	$38,617	$32,724
Intermediate Bond Fund	0.30%	0.05%	0.25%	180,990	36,199	31,070
Core Bond Fund	0.30%	0.05%	0.25%	289,111	57,824	51,323
Enhanced Return Fund	0.35%	—	0.25%	250,332	—	43,851
5)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $24,000 for the six months ended June 30, 2019, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2019, Covenant Trust Company, owned in aggregate 50.69% of the Short Duration Bond Fund, Class I Shares; 58.67% of the Intermediate Bond Fund, Class I Shares; and 35.22% of the Core Bond Fund, Class I Shares. As of June 30, 2019, client accounts held by the Adviser owned in aggregate 100% of the Short Duration Bond Fund, Class F shares; 100% of the Intermediate Bond Fund, Class F Shares; and 100% of the Core Bond Fund, Class F Shares. As of June 30, 2019, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 91.88% of the Enhanced Return Fund.
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
6)       Purchases and Sales of Securities:
For the six months ended June 30, 2019, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$36,385,821	$19,549,855	$5,449,819	$5,996,192
Intermediate Bond Fund	13,126,526	18,132,543	18,288,638	5,062,140
Core Bond Fund	38,299,635	23,192,445	10,005,839	2,935,244
Enhanced Return Fund	45,024,165	20,399,891	14,224,602	4,954,907

40

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

7)       Capital Share Transactions:
As of June 30, 2019, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares*
	Period Ended 6/30/2019	Year Ended 12/31/2018	Period Ended 6/30/2019	Year Ended 12/31/2018
Issued	1,549,402	2,783,205	133	67
Reinvested	34,772	53,186	2	1
Redeemed	(640,180)	(2,544,945)	—	—
Change in shares outstanding	291,446	291,446	135	68
Shares outstanding, beginning of period	9,593,409	9,301,963	68	—
Shares outstanding, end of period	10,537,403	9,593,409	203	68

	Intermediate Bond Fund
	Class I Shares		Class F Shares*
	Period Ended 6/30/2019	Year Ended 12/31/2018	Period Ended 6/30/2019	Year Ended 12/31/2018
Issued	936,295	2,038,813	128	65
Reinvested	25,496	33,356	2	1
Redeemed	(441,563)	(1,103,813)	—	—
Change in shares outstanding	520,228	968,356	130	66
Shares outstanding, beginning of period	9,063,697	8,095,341	66	—
Shares outstanding, end of period	9,583,925	9,063,697	196	66

	Core Bond Fund
	Class I Shares		Class F Shares*
	Period Ended 6/30/2019	Year Ended 12/31/2018	Period Ended 6/30/2019	Year Ended 12/31/2018
Issued	1,890,508	3,996,991	127	65
Reinvested	127,719	224,176	2
Redeemed	(565,886)	(2,848,914)	—	—
Change in shares outstanding	1,452,341	1,372,253	129	65
Shares outstanding, beginning of period	14,020,988	12,648,735	65	—
Shares outstanding, end of period	15,473,329	14,020,988	194	65

	Enhanced Return Fund
	Period Ended 6/30/2019	Year Ended 12/31/2018
Issued	463,290	245,529
Reinvested	103,960	625,192
Redeemed	(126,616)	(492,207)
Change in shares outstanding	440,634	378,514
Shares outstanding, beginning of period	8,860,271	8,481,757
Shares outstanding, end of period	9,300,905	8,860,271

*
Effective date for Class F shares was May 1, 2018.

41

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2019 – Unaudited

8)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

42

DISCLOSURE OF EXPENSES (Unaudited)	June 30, 2019 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2018 and held through June 30, 2019.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period* January 1, 2019 – June 30, 2019
Short Duration Bond Fund
Actual – Class I	$1,000.00	$1,018.24	$1.25
Hypothetical	$1,000.00	$1,023.55	$1.25
Actual – Class F	$1,000.00	$1,017.44	$2.00
Hypothetical	$1,000.00	$1,022.81	$2.01
Intermediate Bond Fund
Actual – Class I	$1,000.00	$1,041.26	$1.27
Hypothetical	$1,000.00	$1,023.55	$1.25
Actual – Class F	$1,000.00	$1,040.29	$2.02
Hypothetical	$1,000.00	$1,022.81	$2.01
Core Bond Fund
Actual – Class I	$1,000.00	$1,051.65	$1.27
Hypothetical	$1,000.00	$1,023.55	$1.28
Actual – Class F	$1,000.00	$1,050.61	$2.03
Hypothetical	$1,000.00	$1,022.81	$2.01
Enhanced Return Fund
Actual	$1,000.00	$1,094.41	$1.90
Hypothetical	$1,000.00	$1,023.06	$1.76

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds Class I, the expense ratio is 0.25%; for Short Duration, Intermediate, and Core Bond Funds Class F, the total expense ratio is 0.40%; and for the Enhanced Return Fund, the expense ratio is 0.35%.

43

Review and Renewal of the Management Agreements	June 30, 2019 – Unaudited

At a regular board meeting of the Johnson Mutual Funds Trust, on May 30, 2019, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees reviewed information and responses to the Section 15(c) questionnaire provided by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided by the Adviser to the Funds, the compensation received for management services, Fund performance for various periods, profitability of the Adviser with respect to the Funds and economies of scale.
Regarding the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided by the Adviser that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust and the Funds since 1992. The Board reviewed the firm personnel who serve as portfolio managers to the various Funds and discussed the quality of the portfolio management and other management services being provided to the Funds by the Adviser. The Trustees noted their cooperative relationship with the Adviser. The CCO then reviewed the Adviser’s compliance program, the resources allocated to compliance matters. The Board noted the responsiveness of the Adviser to issues raised by the Trust’s Chief Compliance Officer. Counsel noted for the benefit of the Trustees that there are not any recent litigations nor regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality services to the Funds.
Next, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2019 and May 29, 2019. The Board reviewed the performance of the Fund and its Morningstar category (the “Peer Group”) to each Fund’s benchmark index. The Trustees considered the ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1, 3, 5, 7 and 10-year returns to those of its respective benchmark. The Board then discussed the Funds’ performance with a representative of the Adviser, noting their overall satisfaction with the performance over the various periods.
The Trustees recognized that the Equity Income Fund had outperformed the S&P 500 Index for the 1 and 3-year periods as well as for the period year-to-date through May 29, 2019. For the Opportunity Fund, the Trustees noted that the Fund had underperformed the Russell 2500 Index for the 1 year and 3-year periods. A representative of the Adviser noted the Fund’s conservative approach and stated that recent underperformance was driven by stock selection. The Trustees noted the International Fund outperformed its benchmark for the 1-year period and has slightly underperformed for the 3-year period. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund’s returns had essentially been in line with those of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 1 and 3-year periods. The Trustees noted that the Municipal Income Fund had outperformed the Bloomberg Barclays 5-year GO Index for the 1-year and 5-year periods. After discussion, the Trustees agreed that each of the Funds had reasonable performance.
The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund Class I shares had outperformed its benchmark, the ICE Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index, for each of the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund Class I shares, noting that it had outperformed the Bloomberg Barclays Intermediate U.S. Government Credit Index for all periods as

44

Review and Renewal of the Management Agreements	June 30, 2019 – Unaudited

well. With respect to the Core Bond Fund Class I shares, the Board noted that the Fund had also outperformed the Bloomberg Barclays U.S. Aggregate Index for the 1, 3, 5-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund was roughly in line with its benchmark, the S&P 500 Index, for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.
With respect to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees discussed the fees paid to the Adviser for the fiscal year ended December 31, 2018 by the Funds. The Trustees also reviewed a report from the Adviser that included a percentile ranking of the expense ratio of each Fund compared to the average expense ratios of the funds in the applicable Morningstar category. Counsel noted that total expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure where the Adviser pays substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund were well below the mean, while expense ratios for Equity Income Fund, Opportunity Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the overall profitability of the Adviser with respect to the Funds. The Trustees, including the Independent Trustees, concluded that the Management Fee paid by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with each of the Funds is not excessive.
The Trustees then reviewed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable and given the asset levels of the Funds and other information, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives of the Adviser discussed the potential for additional inflows into the Funds and that they would continue to evaluate each Fund’s management fee and breakpoints (as applicable) in light of any such inflows. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board renewed the Management agreements for an additional year.

45

ADDITIONAL INFORMATION	June 30, 2019 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati, OH 45247

46

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (77) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (76) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (76) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	9	None
James J. Berrens (53) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (61) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002 – 2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

47

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (48) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (60) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	N/A	N/A
Scott J. Bischoff (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (47) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	N/A	N/A

48

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100(800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 13, 2019, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 9, 2019

By /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 9, 2019

* Print the name and title of each signing officer under his or her signature.